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                            AIRCRAFT LEASE AGREEMENT


                            Dated as of June 26, 1997


                                     BETWEEN


                        GATX THIRD AIRCRAFT CORPORATION,
                                   as Lessor,


                                       AND


                         WESTERN PACIFIC AIRLINES, INC.,
                                   as Lessee,




                                   Concerning:
                           One Boeing 737-300 Aircraft
                                       and
                         Two CFM56-3C1 Turbofan Engines.

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                                TABLE OF CONTENTS



SECTION                                                    PAGE
SECTION 1. DEFINITIONS.......................................1
SECTION 2. DELIVERY AND ACCEPTANCE...........................7
  2.1. Time and Place........................................7
  2.2. A LETTING ONLY........................................7
  2.3. LESSOR'S CONDITIONS TO DELIVERY.......................8
  2.4. LESSEE'S CONDITIONS TO DELIVERY......................10
SECTION 3. TERM.............................................10
SECTION 4. RENT.............................................11
  4.1. BASIC RENT...........................................11
  4.2. SUPPLEMENTAL RENT....................................11
  4.4. SECURITY DEPOSIT.....................................12
  4.5. MANNER AND PLACE OF PAYMENT..........................12
SECTION 5. REPRESENTATIONS AND WARRANTIES;
           COVENANTS OF THE PARTIES ........................14
  5.L. LESSOR'S REPRESENTATIONS AND WARRANTIES
       AND DISCLAIMER.......................................14
  5.2. LESSEE'S REPRESENTATIONS AND WARRANTIES..............17
  5.3. COVENANTS OF LESSEE..................................20
  5.4. COVENANTS OF LESSOR..................................22
  6.6. MAINTENANCE..........................................27
  6.7. INSIGNIA AND NOTICES.................................28
  6.8. Use of Aircraft......................................28
SECTION 7. INSPECTION.......................................32
SECTION 9.  REPLACEMENT AND POOLING OF PARTS;
            Alterations, Modifications
            AND ADDITIONS...................................34
  9.1. REPLACEMENT OF PARTS.................................34
  9.2. TITLE TO REPLACED AND REPLACEMENT PARTS..............34
  9.3. POOLING..............................................34
  9.4. ALTERATIONS, MODIFICATIONS AND ADDITIONS.............35
  9.5. TITLE TO PARTS.......................................35
SECTION 13.  GENERAL INDEMNIFICATION........................46
SECTION 14. LIENS...........................................47
SECTION 15. RETURN OF AIRCRAFT AND RECORDS..................48
SECTION 16. EVENTS OF DEFAULT...............................48
  17.2. FURTHER RIGHTS......................................53
  17.3. REMEDIES CUMULATIVE.................................53
SECTION 18. MISCELLANEOUS...................................54
  18.1. CONSTRUCTION AND APPLICABLE LAW.....................54
  18.2. NOTICES.............................................54
  18.3. LESSOR'S RIGHT TO PERFORM...........................54
  18.4. ASSIGNMENT BY LESSOR................................55
  18.5. SERVICE OF PROCESS; WAIVER OF IMMUNITIES............55
  18.7. ARBITRATION.........................................57
  18.8. SURVIVAL............................................57
  18.9. ENTIRE AGREEMENT; COUNTERPARTS......................57
  18.10. SUCCESSORS AND ASSIGNS.............................58
  18.11. FURTHER ASSURANCES.................................58



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                            AIRCRAFT LEASE AGREEMENT


           THIS AIRCRAFT LEASE AGREEMENT, dated as of June 26, 1997 ("Lease"), between GATX THIRD AIRCRAFT CORPORATION, a Delaware corporation, ("Lessor") and WESTERN PACIFIC AIRLINES, INC., a Delaware corporation, ("Lessee").

                             W I T N E S S E T H :

           WHEREAS, Lessee desires to lease from Lessor and Lessor is willing to lease to Lessee the Aircraft (this and all other capitalized terms being defined below) upon the terms and conditions set forth in this Lease;

           NOW, THEREFORE, in consideration of the mutual covenants herein set forth, Lessor and Lessee hereby agree as follows:


SECTION 1. DEFINITIONS

           The following terms shall have the following meanings for all purposes of this Lease and such meanings shall be equally applicable to both the singular and the plural forms of the terms defined:

           "ADDITIONAL  INSUREDS" shall mean the Lessor,  any Assignee and their
respective  officers,   directors,   servants,  agents  and  employees  and  the
successors and assigns of each of the foregoing.

           "AIRCRAFT" shall mean the Airframe described in the Certificate of Acceptance together with, as the context requires, either the engines installed thereon or the Engines, whether or not installed thereon.

           "AIRCRAFT RECORDS" means the records, manuals and logbooks relating to the Aircraft specified in Appendix II to Certificate of Acceptance No. 1 (presently Exhibit A hereto).

           "AIRFRAME" shall mean the Boeing 737-300 airframe described in the Certificate of Acceptance (except for any engines or Engines installed thereon), and (except as otherwise provided in Section 9.3 hereof) any and all Parts incorporated or installed therein or attached thereto or, so long as title thereto shall remain vested in Owner in accordance with the terms of Section 9 hereof, removed therefrom.

           "APU" shall mean the Auxiliary Power Unit installed on the Aircraft as more specifically described in the Certificate of Acceptance.

           "ASSIGNEE" shall mean any transferee of all or any portion of Lessor's interest in the Aircraft or this Lease as set forth in Section 18.5 below.

           "AUTHORIZED MAINTENANCE PERFORMER" is defined in Section 6.6 below.

           "BASIC RENT" shall mean the rent payable pursuant to Section 4.1 hereof.

           "BASIC RENT PAYMENT DATE" shall mean each date on which Basic Rent is payable hereunder in accordance with Section 4.1 hereof.

           "BOEING" shall mean The Boeing Company of Seattle, Washington.

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           "BUSINESS  DAY" shall mean any day other than a  Saturday,  Sunday or day on which commercial banking institutions in New York, Denver or Chicago are authorized by law to be closed.

           "CFMI" shall mean CFM International, Inc.

           "CERTIFICATE OF ACCEPTANCE" shall mean the Certificate of Acceptance, substantially in the form of Exhibit A hereto, to be entered into by Lessor and Lessee on the Delivery Date for the purpose of leasing the Items of Equipment pursuant to the terms of this Lease. The Certificate of Acceptance shall be deemed to incorporate by reference all of the provisions of this Lease to the same extent as if such provisions were fully set forth therein.

           "CYCLE" shall mean each combination of the take-off and landing of the Airframe, or in the case of an Engine, the airframe on which such Engine is then installed.

           "DEBT" shall mean any obligation for the payment of borrowed money or deferred purchase price.

           "DEFAULT" shall mean any event or condition which, with the lapse of time or the giving of notice or both, would constitute an Event of Default.

           "DELIVERY DATE" with respect to an Aircraft or an Item of Equipment shall mean the date on which such Aircraft or Item is delivered to and accepted by Lessee pursuant to the provisions of Section 2 hereof.

           "DOLLARS" and "$" shall mean the lawful currency of the United States of America.

           "ELIGIBLE   SUBLESSEE"   shall  mean  any   financially   responsible
commercial air carrier holding an airline operating certificate in the United States, Canada, Western Europe, Japan or Australia.

           "ENGINE" shall mean: (a) any of the two CFM56-3C1 turbofan engines described in the Certificate of Acceptance whether or not from time to time thereafter installed on the Airframe; (b) any engine which may from time to time be substituted or be a replacement for any such engine pursuant to Section 11 hereof; and (c) except as otherwise provided in Section 9.3 hereof, any and all Parts incorporated or installed in or attached thereto or removed therefrom, so long as title thereto shall remain vested in the Lessor in accordance with the terms of Section 9 hereof; provided, however, that the term "Engine" shall not include any engine with respect to which this Lease shall have been terminated.

           "EQUIPMENT" shall mean, as the context may require, any or all of the Airframe, the Engines and the Parts, and an "Item of Equipment" or "Item" shall mean, as the context may require, any one of the foregoing.

           "EVENT OF DEFAULT" shall have the meaning specified in Section 16 hereof.

           "EVENT OF LOSS" shall mean, with respect to any Item of Equipment, any of the following: (a) loss of such Item or the use thereof due to theft, disappearance for a period in excess of 90 days (or such shorter period ending on the date on which an insurance settlement has been reached on the basis of a total loss), destruction, damage beyond economic repair or rendition of such Item permanently unfit for normal use for any reason whatsoever; (b) any damage to such Item which results in an insurance settlement with respect to such Item


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on the basis of a total loss; (c) the condemnation,  confiscation or seizure of, or requisition of title to, such Item by any government or any political subdivision thereof; (d) the use of the Aircraft in the normal cause of passenger operations shall have been prohibited by applicable law, rule or regulation for a period in excess of 180 days (or the balance of the Term, if less). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

           "FAA" shall mean, as context requires, the United States Federal Aviation Administration and/or the Administrator of the United States Federal Aviation Administration, or any person, governmental department, bureau, commission or agency succeeding to the functions of either of the foregoing.

           "FAIR MARKET RENTAL" shall mean the rental which would apply in an arm's length transaction between a willing lessor and a willing lessee for the Aircraft assuming it is in the condition required hereunder and for the period of time in question.

           "FAR" or "FEDERAL AVIATION REGULATION" shall mean one or more of the Federal Aviation Regulations issued by the FAA.

           "FEDERAL AVIATION ACT" shall mean the United States Federal Aviation Act of 1958, as amended, as in effect on the date of this Lease, or any successor or substituted legislation at the time in effect and applicable.

           "FLIGHT HOUR" shall mean each hour or portion thereof during each period commencing with liftoff from the runway and concluding when the Aircraft or, in the case of an Engine, the airframe on which such Engine is then installed touches down upon landing.

           "GATX" shall mean GATX Capital Corporation, Four Embarcadero Center, San Francisco, California 94111.

           "HEREBY", "HEREIN", "HEREOF", "HEREUNDER", and other like words shall refer to this Lease as originally executed or as amended, modified or supplemented pursuant to the applicable provisions hereof, including, without limitation, as supplemented by the Certificate of Acceptance.

           "INCENTIVE RATE" shall mean a rate of interest equal to the Prime Rate on the due date of any payment with respect to which interest shall accrue hereunder, plus 4.0% per annum, but in no event greater than the maximum rate permitted by applicable law.

           "INSURED VALUE" with respect to an Aircraft shall mean the amount specified on Exhibit E hereto.

           "ITEM OF EQUIPMENT" or "ITEM" is defined under Equipment.

           "LEASE"  shall  mean  this  Agreement  and,  where  applicable,   the
Certificate of Acceptance.

           "LEASE DOCUMENTS" shall mean this Agreement and the Certificate of Acceptance.

           "LEASE TERMINATION DATE" shall mean the date on which the Term expires.

           "LESSOR LIENS" shall mean any Lien with respect to any Item which results from (a) nonpayment by Lessor of any Taxes imposed on it (except Taxes as to which Lessee is obliged hereunder to indemnify Lessor), (b) claims against Lessor not related to the transactions described in this Lease or the Purchase


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Agreement or the Lessorship of the Items of Equipment, or (c) an affirmative act of Lessor not related to the transactions described in this Lease or the Purchase Agreement.

           "LESSOR'S COST" is defined in the Certificate of Acceptance.

           "LIEN" shall mean any assignment by way of security, mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights or security interest.

           "MAINTENANCE   PROGRAM"  shall  mean  Lessee's  FAA-approved  737-300
overhaul and maintenance program, included in the Lessee's maintenance manual and including all subsequent revisions thereto.

           "MORTGAGE" shall mean any security interest in the Aircraft granted by Lessor.

           "MORTGAGEE" shall mean any entity or entities to which the Lessor grants a security interest in the Aircraft.

           "PART" shall mean any and "Parts" shall mean all appliances, parts, instruments, accessories, furnishings and other equipment of whatever nature
(other than the Engines or engines), which (a) are from time to time incorporated or installed in or attached to the Airframe or the Engines, or (b) having been so installed or attached, are later removed therefrom, so long as title thereto remains vested in Lessor in accordance with Section 9 hereof; provided, however, the term "Parts" shall not include any of the Lessee Parts.

           "PERMITTED LIENS" shall mean (a) the respective rights of the parties hereunder; (b) Liens for taxes, assessments or other governmental charges either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any danger of the sale, forfeiture, loss or loss of use of the Aircraft, the Airframe or any Engine or any interest therein; (c) materialmen's, mechanics', workers', repairers', employees', or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet due or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve danger of the sale, forfeiture or loss of use of the Aircraft, the Airframe or any Engine or any interest therein; (d) any other Liens with respect to which Lessee shall have provided security in form and amount acceptable to Lessor; (e) the lien of the Mortgage; and (f) Lessor Liens.

           "PRIME RATE" shall mean the publicly announced "prime rate" by The Chase Manhattan Bank as its best lending rate for commercial borrowers.

           "PURCHASE AGREEMENT" shall mean that certain Purchase Agreement No.
     , dated                           between Boeing, as seller, and Lessee,
as buyer, including all Exhibits, Letter Agreements and amendments thereto.

           "PURCHASE AGREEMENT ASSIGNMENT" shall mean that certain Purchase Agreement Assignment dated on or before the Delivery Date, transferring to Lessor the right to purchase the Aircraft from Boeing and also transferring to Lessor the product support and warranty rights with respect to the Aircraft.

           "RENT" shall mean Basic Rent and Supplemental Rent, collectively.

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

           "SECURITY DEPOSIT" shall mean the amount paid by Lessee and held as security by Lessor pursuant to Section 4.4.

           "STATE OF REGISTRATION" shall mean the United States of America.

           "SUPPLEMENTAL   RENT"  shall  mean  all  amounts,   liabilities   and
obligations (other than Basic Rent) which Lessee assumes, agrees or is obligated to pay hereunder.

           "SUPPLIER" shall mean the manufacturer, vendor or supplier of any Item of Equipment other than Boeing or CFMI.

           "TAXES" shall have the meaning set forth in Section 10.

           "TERM" shall mean the period for which the Items of Equipment are leased hereunder pursuant to Section 3 hereof. If such period is extended, the word "Term" shall be deemed to refer to such period as so extended, and all provisions of this Lease shall apply until the expiration date of such period, except as may be otherwise specifically provided herein.


SECTION 2. DELIVERY AND ACCEPTANCE.

      2.1. TIME AND PLACE. Subject to the satisfaction of the conditions set forth in Section 2.3 hereof, Lessor shall deliver the Aircraft, together with the Aircraft Records relating thereto, to Lessee at the Boeing delivery center at Renton, Washington or at such other time and/or location as may be mutually agreed. Subject to satisfaction of the conditions set forth in Section 2.4 below, Lessee shall accept the Items of Equipment, by executing the Certificate of Acceptance and delivering the same to Lessor and upon Lessor's countersignature on the Certificate of Acceptance the Aircraft and other Items shall be subject to this Lease. The date of the Certificate of Acceptance with respect to the Aircraft shall be its Delivery Date.

      It is anticipated that the Delivery Date of the Aircraft will be June 27, 1997. If the Delivery Date has not occurred prior to December 31, 1997 then Lessee or Lessor may give written notice of cancellation to the other party, the balance of the Security Deposit held by Lessor shall be promptly returned and this Agreement shall be without further force or effect. In the event Boeing terminates the Purchase Agreement as to the Aircraft because of an anticipated or actual delay in delivery exceeding 12 months, then Lessor may give notice of such event to Lessee, return the balance of the Security Deposit, and this Agreement shall be deemed cancelled and without further force or effect.

      2.2. A LETTING ONLY. At all times during the Term, full legal title to and ownership of the Aircraft shall remain vested in Lessor to the exclusion of Lessee, notwithstanding the delivery of the Aircraft to, and the possession and use thereof by, Lessee.

      2.3. LESSOR'S  CONDITIONS TO DELIVERY.  Lessor's obligation to deliver and
lease  the  Items  of  Equipment  to  Lessee   hereunder  shall  be  subject  to
satisfaction of the following conditions on or before the Delivery Date:

                (a) Lessor shall have received the Security Deposit in the form of an irrevocable stand-by letter of credit in a form and from a bank acceptable to Lessor in the amount of $[ ]* which shall be held in the manner specified in Section 4.4(a) hereof;

                (b) Lessor shall have received satisfactory written evidence of appropriate corporate action, certified by the Head of the Legal


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

           Department of Lessee, duly authorizing or ratifying the lease of the items of Equipment hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or entity or persons authorized to execute and deliver said certification and said documents and to take delivery of the Aircraft on behalf of Lessee;

                (c) certified copies of Lessee's certificate of incorporation and bylaws, together with a good standing certificate from the Secretary of State of Delaware, and copies of all consents, authorizations or approvals required in connection with the execution, delivery and performance of the Lease by Lessee.

           (d)  insurance   certificates   and  a  letter  of  undertaking  from
           independent aircraft insurance brokers evidencing Lessee's compliance with the insurance provisions of Section 12 hereof;

           (e) the favorable written opinion of Lessee's independent legal counsel in the form attached hereto as Exhibit C.

           (f) the Certificate of Acceptance duly executed by Lessee, dated the Delivery Date;

           (g) a certificate signed by a duly authorized officer of Lessee, dated the Delivery Date, to the effect that:

                (1) the representations and warranties contained in Section 5.2 hereof are true and correct on and as of the Delivery Date as though made on and as of such date, and all authorizations and approvals of, givings of notice to, and filings and recordings with, all regulatory bodies and authorities which may be conditions to the validity or enforceability of this Lease or Lessee's performance of the terms hereof have been duly accomplished;

                (2) no Default or Event of Default has occurred and is continuing, or would result from the lease of the items of Equipment hereunder;

           (h) evidence satisfactory to Lessor confirming that the Aircraft has been registered with the Aeronautics Authority in the name of Lessor, as owner, and that this Lease and the Certificate of Acceptance have been duly filed with the Aeronautics Authority;

           (i) Uniform Commercial Code financing statements evidencing filing in the State of Colorado in favor of Lessor with respect to the Lease and the Aircraft;

           (j) a letter from the Agent (specified in Section 5.2(g) below) accepting the appointment specified in Section 18.5 hereof;

           (k)  a copy of the Maintenance Program;

           (l) the favorable opinion of William C. Boston and Associates, special FAA counsel, concerning the due and proper registration of the Aircraft in the name of Lessor and the filing of the Lease;

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

           (m) an executed original of the warranty bill of sale from Boeing, conveying title to the Aircraft to Lessor;

           (n) satisfactory documentation evidencing that the Aircraft complies with the delivery requirements of the Purchase Agreement;

           (o)  a copy of the Certificate of Airworthiness for the Aircraft;

           (p) certified copies of Lessee's 737 airframe maintenance and overhaul contract with BF Goodrich (Tramco) and Lessee's engine overhaul contract with General Electric Aircraft Engines (Strother); and

           (q) such other documents as Lessor may reasonably request.

      2.4. LESSEE'S CONDITIONS TO DELIVERY. Lessee's obligation to accept and lease the Aircraft from Lessor hereunder shall be subject to the satisfaction of the following conditions:

           (a) Lessor shall have accepted delivery of the Aircraft from Boeing under the Purchase Agreement.

           (b) The Aircraft shall be in the condition and configuration specified in the Purchase Agreement.

                (c) On or before the Delivery Date, Lessee shall have received:

                     (i) a certificate  signed by a duly  authorized  officer of
                Lessor, dated the Delivery Date, to the effect that the representations and warranties contained in Section 5.1 hereof are true and correct on and as of such date as though made on and as of such date; and

                     (ii) a copy of the Purchase  Agreement  Assignment  showing consent by Boeing thereto.


SECTION 3. TERM.

           The Term with respect to the Aircraft shall commence on the Delivery Date and shall expire on the tenth (10th) anniversary thereof, unless extended pursuant to paragraph 6 of Exhibit D hereto or earlier terminated pursuant to
Section 17.


SECTION 4. RENT.

      4.1. BASIC RENT. Commencing on the Delivery Date and on the same day of each month thereafter, Lessee shall pay Lessor rent for the Aircraft, each such payment in the amount specified in Exhibit B hereto ("Basic Rent"). The Basic
Rent amounts are subject to adjustment as set forth in Exhibit B. If the Delivery Date has no corresponding numerical day in any month, the Basic Rent Payment Date shall be the last Business Day in such month. As a courtesy to Lessee, Lessor agrees to provide Lessee with an invoice in advance of each Basic Rent Payment Date. The failure to provide such an invoice shall not relieve Lessee of its obligation to pay Basic Rent hereunder.

      4.2. SUPPLEMENTAL RENT. Lessee shall also pay to Lessor or, at Lessor's direction, to whomsoever shall be entitled thereto, subject to the proviso contained in Section 18.5, any and all Supplemental Rent on the due date


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

specified in the invoice from Lessor to Lessee for such Supplemental Rent. Lessee shall pay to Lessor, as Supplemental Rent, interest at the Incentive Rate on any part of any installment of Rent not paid on the due date thereof. All computations of interest under this Lease to be made on the basis of a 365-day year and actual days elapsed.

      4.3. PROHIBITION AGAINST SETOFF, COUNTERCLAIM, ETC. Lessee's obligation to pay Rent and make other payments in accordance with this Lease, shall be absolute and unconditional irrespective of any contingency whatsoever including (but not limited to) (i) any right of setoff, counterclaim, recoupment, defence or other right which either party hereto may have against the other, (ii) any unavailability of the Aircraft for any reason, including, but not limited to, a requisition thereof or any prohibition or interpretation or interference with or other restriction against Lessor's or Lessee's use, operation or possession of the Aircraft (other than in violation of a covenant of quiet enjoyment), or the airworthiness, merchantability, fitness for any purpose, condition, design or operation of any kind or nature of the Aircraft, or the ineligibility of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or any Event of Loss (subject to the provision for cessation of Basic Rent as stated in Section 11.1) in respect of or any damage to the Aircraft or any part thereof, (iii) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against Lessor or Lessee, (iv) any invalidity or unenforceability or lack of due authorization of, or other defect in, this Lease, and (v) any other cause which but for this provision would or might have the effect of termination or in any way affecting any obligation of Lessee hereunder.

      4.4. SECURITY DEPOSIT. On or before the Delivery Date Lessor shall have received an irrevocable standby letter of credit from a bank and in a form acceptable to Lessor in the face amount of $[ ]* (the "Letter of Credit"). Promptly upon receipt of the Letter of Credit, Lessor shall refund to Lessee $[ ]* previously paid to Lessor. The Letter of Credit shall remain in place throughout the Term, except as specified in this Section 4.4.

           The Security Deposit shall be held by the Lessor as security for the timely and faithful performance by Lessee of Lessee's obligations under this Lease, and Lessee hereby grants Lessor a security interest in all sums deposited with or otherwise held by Lessor under this Section 4.4. Lessee agrees to execute and file with the appropriate governmental entities any and all documents necessary or reasonably requested by Lessor to evidence and perfect such security assignment in favor of Lessor. If an Event of Default shall have occurred and is continuing, in addition to all other rights Lessor shall have under the New York Uniform Commercial Code as a secured party, Lessor may, but shall not be obligated to, draw on the Letter of Credit and/or use, apply, set-off or retain all or any portion of the Security Deposit, in payment for sums due by Lessee, to compensate Lessor for any sums advanced as a result of an Event of Default by Lessee or to apply toward any expenses Lessor actually incurs as a result of such Event of Default. If Lessor uses or applies all or any portion of such Security Deposit as provided above, such application shall not be deemed a cure of any Events of Default, and Lessee shall within five (5) days deposit with Lessor in cash an amount sufficient to restore the Security Deposit to the aggregate amount of such Security Deposit prior to Lessor's use or application and Lessee's doing so shall be deemed a cure of any such Event of Default but the failure of Lessee to do so shall be a material breach of this Lease by Lessee. Provided that an Event of Default shall not have occurred and then be continuing (and in such case, at such time as no such Event of Default shall then be continuing) and provided that Lessee shall have paid all amounts owing hereunder, the Security Deposit together with accrued interest thereon shall be returned to Lessee at the end of the Term and Lessee's return of the Aircraft in compliance with Article 13 hereof.

           Provided no Event of Default has occurred or is continuing, promptly following the third anniversary of the Delivery Date Lessor agrees to review the Lessee's financial condition and will confer with Lessee to determine if said financial condition merits a reduction in the amount of the Security Deposit.

      4.5. MANNER AND PLACE OF PAYMENT. All amounts to be paid by Lessee hereunder shall be paid by wire transfer of same day funds, consisting of lawful currency of the United States of America, to the account of Lessor at The First National Bank of Chicago, ABA No. 071000013, Chicago, IL 60670 account no. 52 47209, account name: GATX Capital Corporation, or to such other party or account as Lessor shall designate in writing. If any such amount is due to be paid on a day other than a Business Day, such amount shall be payable on the next succeeding Business Day. Any payment of Rent not received in Lessor's bank account by 11:00 a.m. on the due date shall be treated as having been received on the next succeeding Business Day.


SECTION 5. REPRESENTATIONS AND WARRANTIES; COVENANTS OF THE PARTIES.

      5.l. LESSOR'S REPRESENTATIONS AND WARRANTIES AND DISCLAIMER.

                a. Lessor represents and warrants that on the Delivery Date Lessor shall hold such title as shall have been conveyed to it by Boeing and shall have the right to lease the Aircraft to Lessee hereunder. EXCEPT FOR THE FOREGOING REPRESENTATION, AND THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 5.1, LESSOR DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE OR TO MAKE ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND, INCLUDING (I) AS TO THE AIRWORTHINESS, VALUE, CONDITION, DESIGN OR OPERATION OF, OR QUALITY OF THE MATERIAL OR WORKMANSHIP IN, OR ANY DEFECT IN, THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING DELIVERED, LEASED, OR TRANSFERRED HEREUNDER, (II) ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, AGAINST INFRINGEMENT OR THE LIKE, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (III) AS TO ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WITH RESPECT TO THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING DELIVERED, LEASED, OR TRANSFERRED HEREUNDER, WHETHER OR NOT IN STRICT OR ABSOLUTE LIABILITY OR ARISING FROM THE ACTUAL OR IMPUTED NEGLIGENCE OF LESSOR OR MORTGAGEE, OR (IV) AS TO ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF, OR DAMAGE TO, THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING, FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. Lessor hereby assigns (but only for such time as no Event of Default shall have occurred and be continuing) to Lessee such rights as Lessor may from time to time have under any warranty made by Boeing, CFMI or any other Manufacturer with respect to the Aircraft or other Items of Equipment, and any other claims against Boeing, CFMI or any other Manufacturer with respect to the Aircraft or other items of Equipment.

                b.   CORPORATE   EXISTENCE  AND   QUALIFICATION.   Lessor  is  a
           corporation duly incorporated and validly existing under the law of the State of Delaware and has the power and authority to enter into and perform its obligations hereunder and under the Purchase Agreement Assignment and the Certificate of Acceptance.

                c. ASSIGNMENTS.  The Purchase Agreement Assignment has been duly executed and delivered by the officers of the Lessor who are duly authorized to execute and deliver such agreements and is legal, valid and binding on the Lessor, enforceable in accordance with its terms.
 .
                d.  AUTHORITY.  Lessor has full corporate power and authority to enter into and perform this Lease, the Purchase Agreement Assignment and the Certificate of Acceptance, and the other agreements executed pursuant hereto and thereto; and the execution, delivery and performance of this Lease and the other documents executed by Lessor pursuant hereto have been duly authorized by all necessary corporate action on the part of Lessor, do not require any stockholder approval or approval or consent of any trustee or holders of any Debt or other obligations of Lessor except such as have been duly obtained and do not contravene any provision of any law, governmental rule, regulation or order binding on Lessor, or any applicable interpretation or administration of any such law, governmental rule, regulation or order, or contravene the certificate of incorporation, Bylaws or other organic documents of Lessor or any indenture, mortgage, contract or other agreement or instrument to which Lessor is a party or by which it or any of its assets may be bound or affected.

                e. GOVERNMENTAL APPROVALS. Neither the making nor performance by Lessor of this Lease or any other document to be executed by Lessor pursuant hereto, nor the consummation of any of the transactions by Lessor contemplated hereby or thereby, nor the acquisition, Lessorship or leasing by Lessor of the Aircraft under such documents, requires the consent or approval of, the giving of notice to, the registration or filing for recordation with, or the taking of any other action in respect of, any authority of or in the United States of America, including any governmental or political agency, subdivision or instrumentality thereof.
                f. NO VIOLATION. The execution and delivery by the Lessor of this Lease are not, and the execution and delivery of the Certificate of Acceptance and the Purchase Agreement Assignment will not be, and the performance by the Lessor of its obligations under each of the foregoing documents will not be, inconsistent with the terms of its charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Lessor is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, and Federal, state or local governmental authority or agency or other person, except such as have been obtained, given or accomplished.

           g. Lessor is a "citizen of the United  States"  within the meaning of
           Section 40102 of Title 49 of the United States Code.

      5.2. LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee covenants, represents and warrants that:

                a. CORPORATE EXISTENCE AND QUALIFICATION. Lessee is a corporation duly incorporated and validly existing under the laws of the State of Delaware and is an air carrier of persons and property, registered, licensed or otherwise certificated or duly authorized under Part 121 of the Federal Aviation Regulations to engage in such air transportation and is duly qualified or otherwise authorized to do business as an air carrier in all jurisdictions in which it has air routes, except for jurisdictions where failure to so qualify or obtain authorization would not have a material adverse effect on the business of Lessee and would not involve any danger of the sale, forfeiture or loss of any item of Equipment or impairment of the value thereof.

                b. AUTHORITY. Lessee has full corporate power and authority to enter into and perform this Lease and the other Lease Documents; and the execution, delivery and performance of this Lease and the other documents executed by Lessee pursuant hereto have been duly authorized by all necessary corporate action on the part of Lessee, do not require any stockholder approval or approval or consent of any trustee or holders of any Debt or other obligations of Lessee except such as have been duly obtained and do not contravene any provision of any law, governmental rule, regulation or order binding on Lessee, or any applicable interpretation or administration of any such law, governmental rule, regulation or order, or contravene the certificate of incorporation, bylaws or other organic documents of Lessee or any indenture, mortgage, contract or other agreement or instrument to which Lessee is a party or by which it or any of its assets may be bound or affected.

                c. GOVERNMENTAL APPROVALS. Neither the making nor performance by Lessee of this Lease or any other document to be executed by Lessee pursuant hereto, nor the consummation of any of the transactions by Lessee contemplated hereby or thereby, nor the acquisition, Lessorship or leasing by Lessor of the Aircraft under such documents, requires the consent or approval of, the giving of notice to, the registration or filing for recordation with, or the taking of any other action in respect of, any authority of or in the United States, including any governmental or political agency, subdivision or instrumentality thereof, except for a certificate of airworthiness and a certificate of registration with respect to the Aircraft issued by the FAA naming Lessor as the owner of the Aircraft.

                d. BINDING OBLIGATIONS. This Lease and each other Lease Document executed by Lessee constitutes or, when executed and delivered will constitute, the valid and legally binding obligations of Lessee enforceable against Lessee in accordance with the terms thereof.

                e. LITIGATION. Except as otherwise disclosed to Lessor in writing prior to the execution and delivery of this Lease, there are no suits or proceedings pending in any court of before any regulatory commission, board or other administrative or governmental agency in the United States against or affecting Lessee which relate to the transactions contemplated hereby or which, if adversely determined, would have a material adverse effect on the ability of Lessee to fulfill its obligations hereunder.

                f. FINANCIAL CONDITION. The audited balance sheet of Lessee as at December 31, 1996 (the "1996 Balance Sheet"), and the audited statements of profit and loss of Lessee for 1996, each certified by the independent auditor of Lessee, heretofore furnished to Lessor, are complete and correct and have been prepared in accordance with generally accepted accounting principles. Lessee has no contingent obligations (to its knowledge), liabilities for taxes or unusual forward or long-term commitments which could have a material adverse effect on its financial condition, except as disclosed in the 1996 Balance Sheet or the notes thereto.

                g. REGISTRATION, FILING, ETC. The agent in the State of New York upon whom service of process may be made on behalf of Lessee, is CT Corporation System. Lessee will give written notice in accordance with Section 18.2 hereof prior to any change of address for such agent. Lessee agrees to maintain an agent in the State of New York throughout the term who is authorized to accept service of process on behalf of Lessee. In the event Lessee fails to maintain such an agent in the State of New York, Lessee agrees that service by mail to the location specified in Section 18.2 hereof shall be sufficient for all purposes.

                h. USE OF AIRCRAFT. The Aircraft will be used exclusively for the carriage of persons, property, cargo and mail as permitted under the laws of the United States.

                i. PARI PASSU RANKING. The obligations of Lessee to pay Rent hereunder will be direct and unconditional general obligations of Lessee, and will rank in right of payment at least PARI PASSU with all Debt, whether now or hereafter outstanding. The PARI passu ranking referred to in the preceding sentence refers to ranking in right of payment only, and does not address the issues of collateral security for any Debt or recourse in respect of any Debt against any direct or indirect guarantor thereof.

                j. NO CONFLICTING AGREEMENTS. Lessee is not a party to any agreement or instrument or subject to any charter or other corporate restriction which individually or in the aggregate is, in the reasonable judgment of Lessee, likely to adversely affect its ability to perform its obligations under this Lease.

                k. NO DEFAULT. No Default has occurred and is continuing.

                l. REPETITION. The representations and warranties contained in this Section 5.2 (other than Section 5.2(f)) shall be deemed to be repeated in full upon each Basic Rent Payment Date having regard to the facts and circumstances then existing.

      5.3. COVENANTS OF LESSEE. Until payment in full of all Rent and performance by Lessee of all its other obligations hereunder, Lessee agrees that:

           a.   FINANCIAL STATEMENTS, REPORTS, ETC.  Lessee will furnish to
Lessor:

                     i. as soon as  available  and in any  event  within 60 days after the end of each quarter and within 90 days after the close of each fiscal year of Lessee, the audited balance sheet of Lessee as at the end of such quarter or fiscal year and the related statements of earnings for such fiscal year, prepared in accordance with generally accepted accounting principles and on a basis consistent with that used in the preparation of the financial statements referred to in Section 5.2(f), except as noted in such balance sheet and statements, certified by Lessee's independent public accountants and including their certificate and accompanying comment;

                     ii. promptly after Lessee shall have obtained  knowledge of the occurrence of any Default, a written notice specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto;

                     iii. not later than 30 days after entering into or becoming bound or affected by any pooling or interchange agreement or arrangement permitted by Section 6.1 by which any Engine may be affected and promptly after each amendment or modification of any such agreement or arrangement, Lessee at its option will either deliver to Lessor a certified copy of the agreement in English, or will deliver to Lessor a certificate duly executed by an authorized officer of Lessee to the effect that the pooling or interchange agreement is (or remains) in compliance with the terms of this Lease;

                     iv. prompt  written notice of any damage to any Item if the estimated cost of repair exceeds $[ ]* (or the equivalent in local currency); and

                     v. from time to time such other  information  regarding the
                Aircraft as Lessor may reasonably request, including reports from time to time as to maintenance of the Aircraft and the Engines (including total Flight Hours and Cycles and time between overhauls).

                b. RECORDING. Subject to the requirements of Section 5.4(a) below, Lessee will be responsible for and bear the expense of registering the Aircraft in the United States in the name of Lessor, as owner and lessor, and of recording and rerecording, registering and reregistering and filing and refiling this Lease, each and every supplement to this Lease, the Mortgage(s), and such other instruments as are necessary or reasonably requested by Lessor to protect the right, title and interest of Lessor and Mortgagee and to perfect and maintain the interests of Lessor and Mortgagee created hereunder and under the Mortgage, provided, however, Lessee shall not be responsible for filings with respect to any mortgage or security interest granted by Lessor on the Aircraft or the Lease, but Lessee shall cooperate with Lessor's reasonable requests in making and maintaining any such filings.

           c.   CORPORATE EXISTENCE, MERGERS, ETC.

                          i. Lessee will do or cause to be done all things necessary to preserve and keep in full force and effect its status as a duly certificated air carrier pursuant to (or, in the event such law or regulation is superseded, its authorization under) FAR Part 121 to be an air carrier engaged in the carriage of persons and property for compensation or hire.

                          ii. Lessee will, except as permitted by the next sentence, at all times maintain its corporate existence. Lessee will not consolidate with or merge into any other Person, or sell, lease, exchange, transfer or otherwise dispose (whether in one transaction or in a series of related transactions) of all or substantially all its property, assets or revenues, whether now owned or hereafter acquired, unless (i) Lessee shall have obtained the prior written consent of Lessor, which shall not be unreasonably withheld or delayed, (ii) the entity formed by such consolidation or merger or the person or entity which so acquires such assets by purchase, lease, exchange or transfer, shall be a corporation duly organized and validly existing under the laws of one of the United States of America and is a certificated air carrier and shall have executed and delivered to Lessor an agreement in form satisfactory to Lessor containing an assumption by such successor of the obligations of Lessee under this Lease, (iii) no Event of Default exists and is continuing and immediately after giving effect to such consolidation, merger or acquisition, no Default shall have occurred and be continuing and (iv) the financial condition of the surviving entity shall not be any worse than that of Lessee immediately prior to such consolidation, merger or acquisition.

      5.4. COVENANTS OF LESSOR.

                a. REGISTRATION. Lessor will take such action as may be requested by Lessee, at the expense of Lessee, in order to file or record the Lease, the Certificate of Acceptance and such other documents as may be necessary and to register the Aircraft with the FAA and Lessee hereby consents to such filing, recordation and registration by Lessee.

                b. QUIET  ENJOYMENT.  So long as no Event of Default  shall have occurred and be continuing, Lessor agrees that, except as specifically permitted by the terms of this Lease, it will not, through its own actions or through the actions of others duly claiming through or under Lessor, interfere with Lessee's peaceful and quiet use, operation and possession of the Aircraft.


SECTION 6. POSSESSION AND USE.

      6.1. POSSESSION.

           a. SUBLEASE: ASSIGNMENT AND TRANSFER. Lessee will not assign, pledge or otherwise encumber this Lease or, except as provided in Section

           6.1(b) below, sublet or transfer possession of the Aircraft, Airframe or any Engine or install any Engine or permit any Engine to be installed on any airframe other than the Airframe, provided that a "wet" lease of the Aircraft, pursuant to which Lessee's flight crews remain in sole command of the Aircraft and its operations, will not be deemed to be a sublease of the Aircraft, and provided further, that so long as no Default or Event of Default shall have occurred and be continuing and as long as the action to be taken shall not affect the registration of the Aircraft and so long as all necessary approvals of each Governmental Entity having jurisdiction over the Aircraft have been obtained, then Lessee, without the prior written consent of Lessor, but in all cases with prior written notice to Lessor, may:

                (i) subject any Engine to normal interchange or pooling agreements or similar arrangements in each case customary in the commercial airline industry and entered into in the ordinary course of its business with an air carrier approved by Lessor or an FAA-licensed engine overhaul agency; provided that (A) no such agreement or arrangement results in or requires the transfer of title to such Engine; and (B) if Lessor's title to such Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and Lessee shall comply with
                Section 11.2 hereof in respect thereof;

                (ii) deliver possession of the Aircraft, the Airframe or any Engine to the Manufacturer thereof for testing or other similar purposes or to any FAA-licensed repair station for service, repair, maintenance, testing or overhaul work on the Aircraft, Airframe or Engine or any Part thereof or for alterations or modifications in or additions to the Aircraft, Airframe or Engine to the extent required or permitted by the terms of
                Section 9 hereof;

                (iii) install an Engine on an airframe (other than the Airframe) owned by Lessee free and clear of all Liens except: (A) Permitted Liens and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety); and (B) the rights of the participants under normal interchange agreements which are customary in the airline industry and do not contemplate, permit, result in or require the transfer of title to the airframe, engines or parts installed thereon; and

                (iv) install an Engine on an airframe leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement; provided, that (x) such airframe is free and clear of all Liens except the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and except Permitted Liens, and the lien of any mortgage which either by its terms does not apply to the Engine or which effectively provides that each Engine leased to Lessee hereby shall not become subject to the lien thereof or to any rights of any party thereunder other than Lessee (with respect to Lessee's rights expressly granted hereunder), notwithstanding the installation of such Engine on any airframe subject to the lien of such mortgage, unless and until Lessee shall become the owner of such Engine and Lessor shall have no further interest therein, all pursuant to the express terms of this Lease; and
                (y) there shall be in effect a written agreement of the lessor or secured party of such airframe (which may be the lease or conditional sale or other security agreement covering such airframe) substantially similar in effect to the agreement of Lessor in Section 6(b) below whereby such lessor or secured party effectively and expressly agrees that neither it nor its successors or assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time while such Engine is owned by Lessor and is subject to this Lease, and a copy of such agreement shall be provided to Lessor upon written request.

           b. PERMITTED SUBLEASE. So long as no Default or Event of Default has occurred and is continuing, and provided that Lessee is and remains an air carrier and not an aircraft leasing company, Lessee may sublease the Aircraft to an Eligible Sublessee, for use on the Eligible Sublessee's regularly scheduled route or in its charter services, subject to the provisions of Section 6(c) below and the following additional terms and conditions:

                (1) no such sublease shall be scheduled to extend beyond that date which is one month short of the end of the Term;

                (2) no such sublease shall be to foreign air carrier until after the seventh anniversary of the Delivery Date; and

                (3) no sublease shall have a term of longer than three years.

           c. CERTAIN LIMITATIONS ON TRANSFERS AND SUBLEASE. With respect to any transfer of possession pursuant to this Section 6.1:

                (i) the rights of any transferee that receives possession by reason of a transfer permitted by this Section 6.1 shall be subject and subordinate to all the terms of this Lease and such transferee shall recognize in writing such subordination;

                (ii) Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if such transfer had not occurred; and

                (iii) no interchange agreement or other relinquishment of possession pursuant to the terms of this Section 6.1 shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder.

      6.2. RECIPROCAL RECOGNITION OF RIGHTS. In the event Lessee shall have received from the lessor or secured party of any airframe leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement a written agreement complying with clause (y) of Section 6.1(a)(iv) hereof, and such lease, conditional sale or other security agreement covering such airframe also covers an engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, Lessor hereby agrees for the benefit of such lessor or secured party that Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor or subject to a security interest in favor of such secured party. Lessor also hereby agrees for the benefit of the mortgagee under any mortgage complying with clause (x) of Section 6.1(a)(iv) hereof, relating to installation of an Engine on an airframe owned by Lessee, subject to the lien of such mortgage, that Lessor will not acquire or claim, as against such mortgagee, any right, title or interest in any engine subject to the lien of such mortgage as the result of such engine being installed on the Airframe at any time while such engine is subject to the lien of such mortgage.

      6.3. NET LEASE. Lessee shall pay for and provide all electric power, oil, fuel and lubricant consumed by and required for the operation of the Aircraft. Lessee shall promptly pay all navigation charges (including landing fees, departure fees and airport taxes) the nonpayment of which could result in a Lien upon the Aircraft.

      6.4. OPERATIONAL EXPENSES; LAWFUL INSURED OPERATIONS. Lessee will not cause or permit any item of Equipment to be maintained, used or operated in violation of any law, treaty, statute, rule, regulation or order of any government or governmental authority having jurisdiction or contrary to any manufacturer's operating manuals and instructions, or, in the case of the Aircraft and the Engines, in violation of any airworthiness certificate or registration relating thereto. Lessee agrees not to operate any item of Equipment, or suffer such item of Equipment to be operated, (a) unless such item of Equipment is covered by insurance as required by the provisions of Section 12 hereof, or (b) contrary to the terms of the insurance required by the provisions of Section 12 hereof. If the Aircraft is brought into any location or country in which the insurance required by Section 12.2 is not in full force and effect, Lessee, in addition to its liability under Sections 17 and 18, shall be liable to Lessor for loss or damage to the Aircraft up to the Insured Value.

      6.5. NOTICE OF MAINTENANCE. Regardless of the identity of the Authorized Maintenance Performer, Lessee shall notify Lessor, not less than 30 days prior to the scheduled commencement thereof, of each upcoming structural inspection (complete or partial), or other major check to be performed on the Airframe and of any Engine overhaul. Lessee agrees that the Aircraft shall be treated on maintenance matters in the same manner as other 737-300 aircraft in the fleet of Lessee and shall not be discriminated against in any way.

      6.6. MAINTENANCE.  Lessee, at its own cost and expense, shall:

           a. service, repair, maintain, overhaul and test, or cause the same to be done to, each Item leased hereunder (i) so as to keep such Item in the same condition as when delivered to Lessee hereunder, ordinary wear and tear excepted, and in good operating condition, (ii) so as to keep each Aircraft in the condition necessary to enable the airworthiness certification of such Aircraft for operation under FAR
           Part 121 to be maintained in good standing at all times under all applicable laws and regulations of the FAA, and (iii) in strict compliance with the Maintenance Program. All revisions to the Maintenance Program shall be delivered by Lessee to Lessor promptly after the issuance of such revisions.

           b. maintain all records, logs and other materials required by the FAA in respect of the Aircraft;

           c. timely furnish to Lessor such information as may be requested by Lessor to enable Lessor to file any reports required to be filed by Lessor with any governmental authority concerning the Aircraft;

           d. incorporate into the Aircraft all mandatory Service Bulletins issued by Boeing, CFMI or other vendors during the Lease Term and all recommended Service Bulletins issued by Boeing, CFMI or other vendors that Lessee adopts during the Lease Term for at least 50% of the owned or leased Boeing 737-300 aircraft in Lessee's fleet, it being the intent of the parties that this Aircraft shall not be discriminated against in Service Bulletin compliance and other maintenance matters;

           e. carry out, on the Aircraft, each applicable AD which the FAA may from time to time issue and which may become due during the Lease Term;

           f. maintain during the Term all records and documents required by the FAA or the Maintenance Program;

           g. maintain, service, repair and overhaul the Airframe and all Engines to comply with all warranty requirements pursuant to the Purchase Agreement;

           h. equip each Airframe at all times with two Engines (except as may be required for maintenance); and

           i. cause all maintenance and repairs to the Aircraft to be done by Lessee or an FAA-certificated overhaul and repair station approved in writing by Lessor (the "Authorized Maintenance Provider").

      6.7. INSIGNIA AND NOTICES. Lessee will affix and maintain in the cockpit of the Aircraft adjacent to and in an equally prominent position as the airworthiness certificate therein and on each Engine a nameplate satisfactory to Lessor bearing the inscription "This [Aircraft] [Engine] is owned by GATX Third Aircraft Corporation and leased to Western Pacific Airlines, Inc. and is subject to a Mortgage in favor of [Mortgagee]" or such other inscription as Lessor from time to time may reasonably request in order to show its interest in the Aircraft or to show the interests of third parties holding a mortgage or security interest in the Aircraft. Except as otherwise provided, Lessee will not allow the name of any Person to be placed on the Airframe or any Engine as a designation that might be interpreted as a claim of Lessorship except that Lessee may place its customary colors and insignia on the Airframe and any Engine.

      6.8. USE OF AIRCRAFT. Lessee shall use the Aircraft solely in commercial operations for which Lessee is duly authorized. Lessee shall not use, or permit the use of, any Aircraft for any purpose for which it is not suitable. Lessee shall comply with all regulations of the FAA. Lessee shall not permit any Aircraft or any Engine to be under the control of any citizen or company of any of the following countries: Cuba, Haiti, Iran, Iraq, Libya, North Korea or any of the countries formerly comprising Yugoslavia, or any country subject to technology transfer restrictions imposed by the government of the United States of America. The foregoing sentence shall not prohibit overflight of such countries, nor shall the foregoing sentence impose any greater restriction on the operation of the Aircraft than is mandated by the government of the United States of America.

      6.9  MAINTENANCE RESERVES

           a. PAYMENT. As soon as possible, but in no event later than the tenth day of each month, Lessee shall provide Lessor with the number of Flight Hours and Cycles accumulated on the Airframe, each Engine, the Landing Gear and the APU and the number of take-offs at each of B-1 and B-2 thrust levels in the prior month. On or before the 15th day of each month throughout the Term, and with one final payment on the last day of the Term, Lessee shall pay Lessor as Supplemental Rent the following amounts (the "Reserve Rates"): (i) $[ ]* per Flight Hour accumulated on the Airframe in the preceding month for the C-7 Check (the "C-7 Reserve"); (ii) $[ ]* per Flight Hour on the Airframe in the preceding month for Landing Gear replacement and overhaul (the "Landing Gear Reserve"); (iii) $[ ]* for each running hour accumulated on the APU during the preceding month (the "APU Reserve"); (iv) $[ ]* per Flight Hour accumulated on each Engine during the preceding month for shop visits on the Engine modules as specified below (each an "Engine Reserve"); and, (v) $[ ]* for each Cycle accumulated on each Engine during the preceding month for replacement of Life Limited Parts ("LLPs") in each Engine (the "LLP Reserve").

           The LLP Reserve shall be allocated among the LLPs in proportion to their catalog prices. Each Engine Reserve will be allocated among the Engine modules as follows:

                               $ AMOUNTS            PERCENTAGE COST
           MODULE              PER FLIGHT HOUR         DISTRIBUTION

           Fan and Booster      $[   ]*                  [   ]*
           HPT                   [   ]*                  [   ]*
           HPC                   [   ]*                  [   ]*
           LPT                   [   ]*                  [   ]*
           Gearbox               [   ]*                  [   ]*
           Combuster             [   ]*                  [   ]*
                          -------------------------------------
                                $[   ]*                  [   ]*

           The amount of the Reserve Rates shall be adjusted annually commencing on the first anniversary of the Delivery Date by the increase from January 1, 1997, which results from applying the escalation formula contained in Lessee's airframe maintenance and overhaul contract with BF Goodrich (Tramco) (or if such contract, or the escalation formula therein, no longer exists, then the Boeing airframe escalation formula) to all of the Maintenance Reserves except the APU and Engine Reserve Rates, which shall be adjusted based on the CFM escalation formula. Additional increases or decreases in the Reserve Rates may be made on the first anniversary of the Delivery Date and annually thereafter based upon Lessee's usage pattern, actual maintenance costs and the number of Flight Hours and Cycles actually accumulated on the Airframe and Engines in the prior year and anticipated for the coming year, as well as changes in the Maintenance Program. The payments have been calculated on the assumptions that Lessee's utilization will average [ ]* Flight Hours per Cycle and that each Engine will operate at B-1 power for [ ]*% of all take-offs and at B-2 power for [ ]*% of all take-offs.

                1. AVAILABILITY OF RESERVES. Each Maintenance Reserve shall remain under the sole control and direction of Lessor, subject to the provisions of this Section 6.9, and shall be available to be drawn upon, following receipt of an invoice from Lessee (giving details of the payee and accompanied by such supporting information as Lessor shall require), to pay for:

                     a) the C-7 Check on the Airframe up to the amount available in the C-7 Reserve on the date such Check is completed;

                     a) overhauls and shop visits of the APU, up to the amount then available in the APU Reserve on the date the work on the APU is completed;
                     b) Engine shop visits,  up to the amount then  available in the Engine Reserve applicable to such Engine module on the date the work on such Engine is completed;

                     a) replacement of LLPs up to the amount available in the LLP Reserve applicable to the LLP being replaced on the date such LLP is removed from the Engine; and

                     a) overhauls of the landing gear, up to the amount available in the Landing Gear Reserve on the date the work on the landing gear is completed.

           c. PAYMENTS. All payments from the Maintenance Reserves shall be reduced by the actual amounts received by Lessee or due to Lessee under any applicable manufacturer's warranties, guarantees and concessionary adjustments. If, on any occasion, the balance of any funds held in the particular Reserve account is insufficient to meet a claim for reimbursement in respect of such Reserve, the shortfall will be Lessee's responsibility and may not be carried forward or made the subject of any further claim for reimbursement.

           Each invoice shall be accompanied by substantiating data from the Authorized Maintenance Performer. No reimbursement shall be made from any Reserve for any repair, overhaul or inspection occasioned by
           Foreign Object Damage (FOD), ADs, SBs, faulty maintenance or installation, improper operation, misuse, neglect, ingestion or other accidental cause, or repair reimbursable from insurance (for which purpose the deductible, if any, shall be treated as insurance proceeds) or Manufacturer's warranty, guarantee or adjustment.

           Lessor shall have no duty to determine whether any item of Equipment requires overhaul or maintenance, or to observe or inspect the overhaul or maintenance of any Item, and Lessor shall not incur any liability or obligation by reason of the failure of the Aircraft to be properly overhauled or maintained or by reason of Lessor's election to observe or inspect or not to observe or inspect any overhaul or maintenance.

           d. REMAINING BALANCE. At the end of the Term, the balance, if any, in the Maintenance Reserves shall be retained by Lessor. If the Aircraft suffers an Event of Loss, upon compliance with the requirements of
           Section 11.1, the balance, if any, of the Maintenance Reserves shall be promptly paid over to Lessee. e. COST OF ENGINE REPAIRS. Prior to start of a repair of an Engine (after disassembly) Lessee shall provide Lessor with a written estimate of total repair costs, including test cell run and consumable liquids.


SECTION 7. INSPECTION.

           During the Term, Lessee shall furnish to Lessor such information concerning the location, condition, use and operation of the Items of Equipment as Lessor may reasonably request. Lessee shall permit any person designated in writing by Lessor to, at Lessor's expense, visit and inspect (at any reasonable time, provided that such inspection shall not interfere with Lessee's operational commitments) the Items of Equipment, their condition, use and operation and the records maintained in connection therewith and, at Lessee's expense, to make copies of such records as Lessor may reasonably designate; provided, however, Lessor shall not have access to information from the aircraft data recorders (QAR, DFDR and CVR) until such information has been disclosed by the FAA. Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.


SECTION 8. ADDITIONAL COVENANTS OF LESSEE. Lessee covenants and agrees to the following:

           a. Lessee is, and shall remain so long as it shall be the Lessee under this Lease, a "citizen of the United States" as defined by 49 USC ss. 40102(a)(15), and Lessee is and shall maintain and operate the Aircraft at all times as a Certificated Air Carrier;

           b. Lessee will not, without prior written notice to Lessor, change its principal place of business or chief executive office if there is more than one place of business and will maintain all records with respect to the Aircraft and the Engines at its principal place of business;

           c. Lessee shall not (i) voluntarily suspend its operations as a Certificated Air Carrier; or (ii) voluntarily or involuntarily permit to be revoked, canceled or otherwise terminated all or substantially all of the franchises, concessions, permits, rights or privileges required for the conduct of business and operations of Lessee or the free and continued use and exercise thereof;

           d. Lessee specifically covenants that during the Term hereof it will not operate the Aircraft to any location where such operation is prohibited by applicable law, rule or regulation.

           e. Lessee shall pay or cause to be paid promptly when due all en route navigation charges, navigation service charges (including to the extent applicable Eurocontrol charges) and all other charges payable in respect of the use of the Aircraft or for services provided at any airport in respect of the Aircraft. Lessee agrees to indemnify and hold the Lessor harmless in respect of all such charges in respect of the Aircraft. This indemnity shall continue in full force and effect notwithstanding the termination or expiration of the Term for any reason whatsoever or the return of the Aircraft but only with respect to acts or events occurring on or prior to such termination, expiration or return. Upon request of Lessor, Lessee shall provide Lessor with a letter addressed to Eurocontrol or any other relevant air traffic control authority pursuant to which Lessee authorizes the addressee to issue to Lessor a statement of account of all sums due by Lessee to the authority in respect of the operation of the Aircraft (and other aircraft owned or operated by Lessee).

           f.  Lessee  shall not  become a "tax  exempt  entity"  as  defined in
           Section 168(h) of the Internal Revenue Code.

           g. Lessee shall not permit the predominant use of the Aircraft to be outside the United States within the meaning of Section 168(g) of the Internal Revenue Code prior to the seventh anniversary of the Delivery Date.

           h. Lessee will make no claim or file any document which is inconsistent with the ownership of the Aircraft by the Lessor.

           i. Lessee will not alter or amend the Tramco Agreement or the GE Agreement without the prior written consent of Lessor.

           j. Lessee will not operate or permit the operation of the Engines at B3 or C1 thrust, except on an emergency basis.






SECTION 9.      REPLACEMENT AND POOLING OF PARTS;
           ALTERATIONS, MODIFICATIONS AND ADDITIONS.

      9.1. REPLACEMENT OF PARTS. Lessee, at its own cost and expense, shall promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may remove any Part, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee shall promptly replace such Part as promptly as practicable. All replacement Parts shall be free and clear of all Liens, except those permitted under Section 9.3 hereof and shall be in as good operating condition as, and shall have a value and utility and modification status at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

      9.2. TITLE TO REPLACED AND REPLACEMENT PARTS. All Parts removed from an Airframe or an Engine shall remain the property of Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to such Airframe or Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated, installed or attached as above provided, without further act, (a) title to the replaced Part shall thereupon vest in Lessee, free and clear of all rights of Lessor and Lessor and free of all Liens, other than Permitted Liens (not including Lessor Liens); (b) such replaced Part shall no longer be deemed a Part hereunder; (c) title to the replacement Part shall thereupon vest in Lessor; and

(d) such replacement Part shall become subject to this Lease and be deemed to be a Part hereunder to the same extent as the Parts originally incorporated or installed in or attached to an Airframe or Engine.

      9.3. POOLING. Any replacement Part when incorporated or installed in or attached to an Airframe or Engine in accordance with Section 9.1 hereof may be owned by another air carrier, subject to a normal pooling arrangement; provided that Lessee, at its expense, as promptly thereafter as possible either (a) causes title to such replacement Part to vest in Lessor in accordance with
Section 9.2 by Lessee acquiring title thereto for the benefit of Lessor, free and clear of all Liens, or (b) replaces such replacement Part with a further replacement Part owned by Lessee free and clear of all Liens.

           Any Part  removed  from an  Airframe or Engine as provided in Section
9.1 may be subjected by Lessee to a normal pooling arrangement customary in the airline industry entered into the ordinary course of Lessee's business with another air carrier; PROVIDED that a Part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Section 9.1 as promptly as possible after the removal of such removed Part.
      9.4.  ALTERATIONS,  MODIFICATIONS  AND  ADDITIONS.  Except as  provided in
Section 6.6 hereof, Lessee shall not make any alteration, modification or addition to any Airframe or any of the Engines, without Lessor's prior written consent; provided, however, Lessor's consent shall not be required if the modification, alteration or addition has a cost (including cost of installation, if applicable) of less than $[ ]* and does not decrease the value or utility of the Aircraft or Engine. Lessor shall bear no liability whatsoever for the cost of alterations, modifications or additions to the Aircraft whether due to grounding of any Aircraft or any Engine or the suspension or revocation of certification of any Aircraft or for any other cause.

      9.5. TITLE TO PARTS. Subject to the provisions hereof, title to all Parts incorporated or installed in or attached or added to each Aircraft as the result of any alteration, modification or addition, or otherwise installed on the Aircraft by Lessee and necessary for the transportation of persons or property under the rules of the FAA, shall, without further act, vest in Lessor and become subject to this Lease; PROVIDED, HOWEVER, that so long as no Default or Event of Default shall have occurred and be continuing, at any time during the Term, Lessee may remove any Part from an Item of Equipment, provided that (a) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Item at the time of delivery thereof hereunder or any Part in replacement of, or substitution for, any such original Part; (b) such Part is not required to be incorporated or installed in or attached or added to such Item pursuant to the terms hereof; and (c) such Part can be removed from such Item without diminishing or impairing the value, utility or airworthiness which such item would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any such Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed a Part hereunder. Any Part not removed by Lessee as above provided prior to the return to the respective Item to Lessor hereunder shall remain the property of Lessor and subject to this Lease.


SECTION 10.  TAXES.

      10.1.GENERAL. Lessee shall pay, assume liability for and indemnify, protect, defend, save and hold Lessor, Mortgagee and any permitted successor, assignee or transferee of any of the foregoing, and any affiliate of any of the foregoing with which such entity files a consolidated or combined return (each an "Indemnitee"), harmless from and against, all taxes (including value-added taxes), fees (including license and registration fees), levies, imposts, duties, charges or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon, (all the foregoing being collectively called "Taxes" and each a "Tax") which are imposed by any government (or any political subdivision or fiscal or taxing authority thereof) and are imposed on or with respect to, or are measured by, (a) this Lease, (b) the Aircraft or any Part thereof, (c) the Lessorship, delivery, possession, use, presence, storage, registration, deregistration, modification, maintenance, operation, return, import, export, subleasing, repair, overhaul, transportation, landing, redelivery, leasing or other disposition of the Aircraft or any Part or portion thereof, or (d) the receipts, earnings, insurance proceeds or other amounts arising from the Aircraft or any Part, or this Lease; PROVIDED, HOWEVER, the foregoing indemnity shall not apply to: (i) Taxes imposed on or measured by the net income, net worth, gross receipts, capital or excess profits of any Indemnitee by the jurisdiction of incorporation or principal place of business of such Indemnitee, or where such Indemnitee is otherwise subject to taxation as a result of transactions unrelated to the Aircraft or the Lease, unless such Tax resulted solely from the operation by Lessee of the Aircraft in such jurisdiction; (ii) Taxes imposed with respect to any period prior to the Delivery Date or the period after return of the Aircraft pursuant to Section 15 hereof; (iii) Taxes imposed on or with respect to a transfer by an Indemnitee of all or any part of its rights, title and interest in, to or under the Aircraft (or any Part thereof, except a transfer of a Part pursuant to Section 9 of this Lease) or this Lease to any person or entity, unless any such transfer occurs because an Event of Default has occurred and is continuing, (iv) Taxes which any Indemnitee is subject to as a result of business or transactions unrelated to the transactions contemplated by this Lease; (v) any Tax imposed on a transferee of any Indemnitee to the extent such Tax exceeds the amount Lessee would be required to indemnify the transferring Indemnitee hereunder; (vi) any Tax or penalty due to a failure by the Lessor, after receipt of timely written notice thereof from the Lessee to comply with any certification, information, documentation, notification or other reporting requirement which is required by law or a precondition to exemption or other relief from (or reduction) such taxes; (vii) any tax or penalty due to the Indemnitee's willful misconduct or inaccuracy of any representation of the Indemnitee, or the breach of any agreement of the Indemnitee, in the Lease or any other Lease Documents; (viii) any increase in Taxes caused by a change of jurisdiction of incorporation or place of business of an Indemnitee or a change in the place of any payment due hereunder.

      10.2.WITHHOLDING TAXES. Notwithstanding anything to the contrary contained in this Section 10 (other than subsection 10.1(viii) above), if Lessee is required by law to make any withholding from Rent or any other amount payable by Lessee to an Indemnitee under this Lease, Lessee shall pay to such Indemnitee such additional amount as may be necessary to enable such Indemnitee to receive (after such withholding) and retain an amount equal to the full amount then payable to such Indemnitee absent such withholding. As soon as practicable after Lessee makes any withholding from any amount payable to an Indemnitee under this Lease, Lessee shall deliver to such Indemnitee a receipt or other document, reasonably satisfactory to such Indemnitee and reasonably obtainable by Lessee, evidencing such withholding and the payment of the amount withheld to the relevant governmental authority, for the purpose of enabling such Indemnitee to substantiate a claim for credit or deduction for income tax purposes of the amounts so withheld. If Lessee pays to Lessor pursuant to this Section 10.2 any additional amount with respect to any withholding for which Lessee is not required by Section 10.1 hereof to indemnify Lessor, Lessor shall repay such additional amount to Lessee within 30 days after Lessor receives Lessee's written request therefor accompanied by the receipt or other document referred to in the preceding sentence, together with interest on such amount repaid at LIBOR as in effect from time to time, and in such case, Lessee shall not be further obliged to pay such additional amount in the future once it is determined that Lessee is not required to indemnify for such withholding. This
Section 10.2 shall not apply to any withholding tax imposed by the United States of America.

      10.3.AMOUNT OF INDEMNITY. Each indemnity provided for in this Section 10 or Section 13 below, shall be in an amount which, after taking into account all taxes, fees or other charges payable or imposed with respect thereto or as a result of the receipt thereof by any Indemnitee in any jurisdiction (whether or not excepted above), shall be equal to the amount of such indemnity otherwise payable under this Lease. Any payment required to be made by Lessee under Sections 10.1 or 10.3 shall be due and payable within 30 days following Lessee's receipt of Lessor's written demand therefor (accompanied by a written statement of Lessor describing in reasonable detail the Taxes for which the Indemnitee is demanding an indemnity and the computation of the amount of the indemnity being demanded), subject to the provisions of Section 10.4.

      10.4.CONTEST. If a claim is made against any Indemnitee for any Tax that is subject to indemnification under this Section 10, Lessor will give Lessee written notice of such claim. If Lessee so requests in writing within 30 days after receipt of such notice, the Indemnitee shall permit Lessee to contest the claim in the name of such Indemnitee or in the name of Lessee, to the extent permitted by law. However, if such claim together with other claims which could be made with respect to other transactions to which such Indemnitee is then a party could (if sustained) have an adverse effect on such Indemnitee's business or financial affairs (a "Special Claim"), or (b) if Lessee shall not be permitted by law to contest a claim (other than a Special Claim) on behalf of such Indemnitee, then such Indemnitee shall contest such claim in good faith. Notwithstanding the foregoing, no claim shall be contested unless and until: (a) the Indemnitee shall have received (i) an indemnity reasonably satisfactory to it for all expenses reasonably expected to be paid in contesting the claim (including attorneys' and accountants' fees and disbursements) and (ii) written acknowledgment by Lessee of its liability hereunder (if such contest is decided adversely) in respect of such Taxes; (b) the action to be taken will not involve any material risk of the sale, forfeiture or loss of, or the creation of any Lien (except a Lien which Lessee shall have bonded in an amount and manner reasonably satisfactory to Lessor) on, the Aircraft or any part thereof or any interest therein; (c) if such contest shall be conducted in a manner requiring the payment of the claim, Lessee shall have advanced the amount required on an after-tax basis; (d) no Default or Event of Default shall have occurred and be continuing and Lessor shall be receiving all amounts of Rent when due, without reduction by reason of any Taxes; and (e) if such claim is a Special Claim, and if Lessor shall have received a legal opinion (at the expense of Lessee) from counsel satisfactory to Lessor indicating that a reasonable basis for such contest exists. Lessor and Lessee shall in good faith consider the other party's views regarding the conduct of the contest. Lessor and Lessee shall provide to each other, upon request, such reasonably obtainable information and such other reasonable assistance as may be necessary or advisable for the effective evaluation or conduct of such contest. Notwithstanding the foregoing provisions of this Section 10.4, if at any time Lessor waives its right of indemnification under this Section 10 in respect of a claim, or if, after having received payment of indemnification from Lessee hereunder in respect to such claim, Lessor tenders such payment to Lessee, then Lessee shall not be entitled to contest, or to continue to contest, any such claim.

      10.5.TAX RETURNS. Lessee will provide such information as may be reasonably requested by Lessor and reasonably obtainable by Lessee to enable Lessor to fulfil its tax filing requirements with respect to the transactions contemplated hereby. In the event that any return, statement or report is required to be made or filed with respect to any Tax required to be indemnified against by Lessee under this Section 10, Lessee shall notify Lessor of such requirement and (a) to the extent permitted by law and requested by Lessor or required by law, make and file in its own name such return, statement or report in such manner as will show the Lessorship of the Aircraft in Lessor and furnish Lessor with a copy of such return, statement or report or (b) where such return, statement or report is required to be in the name of or filed by Lessor, prepare and furnish such return, statement or report for filing by Lessor in such manner as shall be satisfactory to Lessor and send the same to Lessor for filing no later than 30 days prior to the due date. Where Lessor is required to make or file a return, statement or report reflecting items of Equipment other than or in addition to Taxes indemnified against by Lessee under this Section 10, Lessee shall, upon Lessor's request, provide Lessor with information, within a reasonable time, sufficient to permit such return, statement or report to be properly made and timely filed.

      10.6.MUTUAL ASSISTANCE. Lessor and Lessee agree to consider in good faith (but without any obligation to agree thereto) any reasonable modifications of the transaction described in this Lease that would reduce or eliminate any Taxes imposed on either party as a result of such transaction.

      10.7 REFUND OF INDEMNITY. If any amount paid under this Section 10 to an Indemnitee is later recovered in whole or in part, whether by way of refund of tax or utilization of a tax credit generated by the Tax indemnified hereunder, the Indemnitee shall repay such amount, together with such interest as may be paid by the taxing authority, to Lessee. No refund to Lessee shall exceed the sum of the indemnity payments to such Indemnitee hereunder.

      10.8 MACRS INDEMNITY. Lessee will indemnify the Lessor for the loss, reduction or recapture of deductions with respect to the Aircraft otherwise available to the Lessor under Section 168 of the Internal Revenue Code of 1986, as amended, caused by (i) the Lessee's or any sublessee's being a "tax-exempt entity" within the meaning of Code Section 168(g) or (ii) the use of the Aircraft by Lessee or any sublessee "predominantly outside the United States" within the meaning of Code Section 168(h).

[Customary exceptions and contest rights and provision for the payment to the Lessee by the Lessor of any tax benefits available to the Lessor (whether by deduction, credit or otherwise) as the result of the indemnified matter.]


SECTION 11.  EVENT OF LOSS.

      11.1.WITH RESPECT TO THE AIRCRAFT. Upon the occurrence of an Event of Loss with respect to the Aircraft, Lessee shall forthwith (and in any event within 10 days after such occurrence) give Lessor written notice of such Event of Loss, and Lessor and Lessee shall proceed diligently and cooperate fully with each other in the recovery of any and all proceeds of insurance applicable thereto. On the earlier of the date of receipt of proceeds of insurance or the 90th day following the Event of Loss Lessee shall pay or cause to be paid to Lessor: (a) the Insured Value of the Aircraft; (b) all other amounts of Rent which are due and unpaid hereunder.

           At such time as Lessor or Mortgagee shall have received the entire Insured Value for the Aircraft and all accrued and unpaid Rent and any other amounts due Lessor hereunder, Lessor shall transfer to Lessee all Lessor's right, title, and interest, "as-is, where-is," without recourse or warranty, express or implied, in and to (a) the Aircraft, (b) all claims for damage to such Items, if any, against third persons arising from the Event of Loss (unless any insurance carrier requires that such claims be assigned to it), (c) all rights to any insurance claims and proceeds under all insurance, except liability insurance, maintained by Lessee hereunder, all without representation, recourse or warranty of any kind whatsoever, and (d) the Term of the Lease shall end.

      11.2.WITH RESPECT TO AN ENGINE. Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Aircraft, Lessee shall forthwith (and in any event within 10 days after such occurrence) give Lessor written notice thereof and Lessee shall replace such Engine as soon as reasonably possible by duly conveying to Lessor, free and clear of all Liens, title to another engine of the same or an improved model and suitable for installation and use on the Airframe with the other Engine, which engine shall have a value and utility at least equal to, and be in as good operating condition as, the Engine with respect to which such Event of Loss shall have occurred, assuming such Engine was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss. Such replacement engine shall be deemed an "Engine" as defined herein for all purposes hereunder. Lessee agrees to promptly notify Lessor of any such substitution, provide Lessor with an officer's certificate demonstrating full compliance with this Section 11.2 and Lessee agrees to take such action and execute such documents, including a warranty bill of sale, as Lessor may reasonably request in order that any such replacement Engine shall be duly and properly titled in the name of the Lessor and leased hereunder to the same extent as any Engine replaced thereby. Lessor shall take such action and shall execute such documents as are reasonably necessary to convey the Engine replaced pursuant to the preceding sentence to Lessee or its insurer.

      11.3.APPLICATION OF PAYMENTS FROM GOVERNMENTAL AUTHORITIES. Payments received by Lessor or Lessee from any governmental authority or entity with respect to an Event of Loss resulting from the condemnation, confiscation or seizure of, or requisition of title to an Aircraft, an Airframe or any of the Engines, shall be retained by Lessor, if received by Lessor, or promptly paid over to Lessor, if received by Lessee, up to the Insured Value (plus any amounts of Rent then due and owing). At such time as Lessor has received such amounts in full, Lessor shall promptly remit the excess, if any, of such payments to the Lessee. Payments received by Lessor or Lessee from any governmental authority or entity with respect to a requisition of use during the Term of an Aircraft, an Airframe or any of the Engines shall be paid to or retained by Lessee, and Lessee's obligation to make all payments of Rent shall continue undiminished. Payments received by Lessor or Lessee with respect to periods after the end of the Term shall be paid to (or retained by) Lessor.


SECTION 12.  INSURANCE.

      12.1.PUBLIC LIABILITY, BODILY INJURY AND PROPERTY DAMAGE LIABILITY INSURANCE. Lessee, at its own expense, shall maintain or cause to be maintained in effect third party aircraft liability insurance (which includes coverage with respect to liabilities arising while the Items of Equipment are not in operation), passenger legal liability insurance and property damage liability insurance, including contractual liability insurance and war risk, hijacking (air piracy), confiscation, nationalization, expropriation (excluding the Government of the United States of America) and related perils coverages, during the Term in an amount not less than the greater of (a) $[ ]*, per occurrence, combined single limit or (b) the amount normally carried by Lessee on its other owned or leased aircraft, for any one accident, or series of accidents arising out of any one event, with respect to the items of Equipment. All such policies shall be maintained in effect directly with independent insurers of recognized reputation and financial responsibility, reasonably satisfactory to Lessor. Any policies of insurance carried in accordance with this Section 12.1 and any policies taken out in substitution or replacement for any of such policies shall: (i) name Lessor and all other Additional Insureds, as additional insureds; (ii) provide that in respect of the interests of the Additional Insureds such policies of insurance shall insure the Additional Insureds regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by any other insured party other than Additional Insureds; (iii) provide that if the insurers cancel such insurance for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any material change in policy terms and conditions, such cancellation, lapse or change shall not be effective until 30 days (and with respect to war risk insurance, such shorter period as shall be customary in the International Aviation market for such insurance in such area of the world) after prior written notice to the Additional Insureds, in care of the Lessor at the address shown in Section 18.2 below, from such insurers or brokers of such cancellation, lapse or change; (iv) be primary without right of contribution from any other insurance which may be available to any Additional Insured; (v) expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, but this provision shall not operate to include any claim arising in respect of loss or damage to the Aircraft or Engines insured under the hull insurance provided in Section 12.2 below, and provided further that the foregoing shall not increase the total liability of the insurers beyond the limits of liability stated in the Policy; (vi) provide that the insurers agree to waive any right of subrogation or setoff, counterclaim or other deduction against any Additional Insured; and (vii) provide for world wide coverage in full force and effect throughout any geographical areas traversed by the Aircraft or Engines. Without increasing the scope of coverage under the airline liability policies, the insurers thereunder shall acknowledge the existence of this Lease and the Mortgage and provide coverage for the indemnification provisions of this Lease. Insurers shall also acknowledge that Lessor has no operational control over the Aircraft.

      12.2.INSURANCE AGAINST LOSS OR DAMAGE TO THE AIRCRAFT. Lessee, at its own expense, shall maintain directly in effect with independent insurers of recognized reputation and financial responsibility, reasonably satisfactory to
Lessor: (a) all-risk ground and flight aircraft hull insurance covering each Aircraft; (b) fire and extended perils coverage with respect to Engines or Parts while removed from the Aircraft; and (c) war risk, hijacking (air piracy), confiscation, nationalization, expropriation (excluding the Government of the United States of America) and related perils coverages. All such insurance shall be in full force and effect throughout any geographical areas traversed at any time by each Aircraft or Engines, shall be payable in Dollars and shall be in an amount of not less than the Insured Value. Any hull insurance carried in accordance with this Section 12.2 shall not contain a provision for deductible or self-insurance amount in excess of $[ ]*. Each Engine, after removal pursuant to Section 6.1, shall be insured for not less than $[ ]* under the policy referenced in 12.2(b) above. Any policies carried in accordance with this
Section 12.2 shall (i) name the Lessor, the Lessee and the Mortgagee as loss payee(s); (ii) provide that if such insurance is cancelled or materially changed for any reason whatever, or the same is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective for 30 days (and with respect to war risk insurance, such shorter period as shall be customary in the International Aviation market for such insurance in such area of the world) after prior written notice to the Additional Insureds from such insurers of such cancellation or lapse or material change in policy terms and conditions; (iii) provide that in respect of the interests of the Additional Insureds such policies of insurance shall insure each Additional Insured regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by any other insured other than the Additional Insureds; (iv) shall include waivers by the insurers of any rights of subrogation or setoff, counterclaim or other deduction whether by attachment or otherwise, in respect of any liability of Lessor except in respect of premiums in respect of the Aircraft which are the subject of this Lease; (v) be primary without right of contribution from any other insurance which may be available to any Additional Insured; and (vi) provide that in the event of a dispute between the insurance and reinsurance underwriters subscribing to the Hull Risks Policy and the insurance and reinsurance underwriters subscribing to the Hull War and Allied Risks Policy each policy shall subscribe to 50% of the agreed valid claim in accordance with "50/50" clause AVS 103. Without increasing the scope of coverage under the airline liability policies, the insurers thereunder shall acknowledge the existence of this Lease and the Mortgage and provide coverage for the indemnification provisions of this Lease. Insurers shall also acknowledge that Lessor has no operational control over the Aircraft.

      12.3.NOTICE OF ADDITIONAL PARTIES. Lessor agrees to provide written notice to Lessee of the name, address and telephone and fax numbers of all Additional Insureds at the inception of this Lease and at the time of any change therein.

      12.4.APPLICATION OF PROCEEDS IN AN EVENT OF LOSS. All payments under insurance policies required to be maintained hereunder and received by Lessee or by Lessor as the result of the occurrence of an Event of Loss shall be applied as follows:

           a. If such payments are received with respect to an Airframe (or an Airframe and the Engines or engines installed thereon), Lessor and Lessee shall proceed diligently and cooperate fully with each other in the recovery of any and all proceeds of insurance applicable thereto, and so much of such insurance proceeds as shall not exceed, in the aggregate, the sums due under Section 11.1 above shall be paid first to Mortgagee, if any, as first priority loss payee, then to Lessor as second priority loss payee, in accordance with their respective interests.

           b. If such payments are received with respect to an Engine under the circumstances contemplated by Section 11.2 hereof, provided that no Event of Default exists and is continuing, such payments shall be paid over to, the Lessee, provided that the Lessee shall have fully performed the terms of Section 11.2 hereof with respect to the provision of a satisfactory replacement Engine.

      12.5.APPLICATION OF PROCEEDS IN THE ABSENCE OF AN EVENT OF LOSS. As between Lessor and Lessee, the insurance payments of any property damage loss to an Aircraft or any Engine not constituting an Event of Loss with respect thereto will be applied as follows:
           a. in respect of a claim for damage not exceeding $[ ]* any payment from the insurers shall be released directly to Lessee, or where the work has been contracted out, to the repairers; and

           b. in respect of a claim where damage exceeds $[ ]* any payment from the insurers shall be payable to Mortgagee and Lessor or its assignee(s) up to and including the amount of the Insured Value, but will be paid over to Lessee in reimbursement for completed repairs or, where the approved work has been contracted out, will be paid over to the repairer.

           Any amount referred to in this Section 12.5 which is payable to Lessee shall not be paid to Lessee if at the time of such payment an Event of Default declared to Lessee's Insurers shall have occurred and be continuing, but shall be held by Lessor as security for the obligations of Lessee under this Lease and such amount shall be paid to Lessee at such time as there no longer exists any Default or Event of Default.

      12.6.REPORTS, ETC. Lessee and Lessee's independent insurance broker shall advise Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft. At the Delivery Date and at least 10 days prior to the renewal date of any insurance policy maintained with respect to the Aircraft pursuant to this Section 12, Lessee shall provide Lessor with:

           a. the insurance certificates executed by an independent aircraft insurance broker together with their letter of undertaking; and

           b. the written opinion of Lessee's insurance broker that the insurance maintained by Lessee and its insurers is in compliance with the provisions of this Lease.

      12.7.LESSEE'S ADDITIONAL INSURANCE. Lessee shall not place insurance on the Aircraft in excess of the amounts specified in Section 12.2 beyond the next policy renewal date without the prior written approval of Lessor, which consent shall not be unreasonably withheld. Any proceeds of insurance maintained by Lessee in excess of the amount specified in Section 12.2, assuming Lessor has consented thereto, shall be paid to Lessee as soon as practical after the date such insurance proceeds are received by Lessor, Lessor or Mortgagee. In any event Lessor shall be entitled to receive all insurance proceeds derived from insurance coverage paid for by Lessor. No additional insurance procured by Lessee shall have the effect of suspending, impairing, defeating, invalidating or rendering unenforceable or reducing, in whole or in part, the coverage of or the proceeds payable under any insurance required to be provided and maintained by Lessee pursuant to this Section 12.

      12.8.LESSOR NOT LIABLE FOR PREMIUMS. All policies of insurance carried hereunder shall clearly state that neither Lessor nor any assignee of Lessor, shall have any liability for or obligation with respect to premiums, commissions, assessments or calls, but shall have the right to pay the same with respect to the Aircraft and/or Engines. Lessor shall have the right, but not the obligation, to place additional insurance on the Aircraft in such amounts as Lessor in its sole discretion deems proper; provided, however, no such insurance shall impair, defeat or invalidate the coverage effected pursuant to Section
12.2 above and such additional insurance shall be at Lessor's sole expense.

      12.9.CONTINUING INSURANCE. Lessor may require Lessee to effect and to maintain insurance after the expiration of the Term with respect to its liability under the indemnities in Section 13 for such period as Lessor may require (but in any event not after the second anniversary of the termination of the leasing of the Aircraft under this Lease, which provides for each Indemnitee to be named as additional insured. Lessee's obligation under this Section shall not be affected by Lessee ceasing to be lessee of the Aircraft and/or any of the Indemnities ceasing to have any interest in the Aircraft.

SECTION 13.  GENERAL INDEMNIFICATION.

      13.1 SCOPE. Lessee shall hold Lessor, Mortgagee and GATX and their respective directors, officers, agents, shareholders contractors, employees, successors, assigns and servants (each an "Indemnitee") harmless from any and all claims, demands, suits, causes of action and all legal proceedings, whether civil or criminal, damages, losses, liabilities (including, but not limited to, strict liability in tort), obligations, penalties, judgments or fines and other sanctions, and any costs and expenses in connection therewith, including reasonable legal fees and expenses of whatever kind and nature ("Loss") which may result from or arise out of (a) the condition, use or operation during the Term of any Item of Equipment either in the air or on the ground, or (b) any maintenance, service, repair, overhaul, possession, delivery, performance management, registration, control, return or testing of any Item during the Term, whether or not such Item is at the time in the possession of Lessee; provided, however, that the Lessee shall not be required to indemnify any Indemnitee for any Loss, (i) to the extent that such Loss is caused by the acts or events which occur after full and final compliance by Lessee with all terms of the Lease, unless attributable to acts, omissions, circumstances or events occurring during the Term, (ii) to the extent that such Loss is caused by acts or events which occur following expiration or termination of the Lease, or the taking of possession of the Aircraft by any Indemnitee pursuant to Section 17 hereof, (iii) which is a Tax or a loss of tax benefit (it being understood that Section 10 provides for Lessee's liability with respect to Taxes), (iv) to the extent that such Loss results from the willful misconduct of any Indemnitee, or
(v) to the extent that such Loss results from any breach by Lessor of any representation or warranty in Section 5.1 contained herein. Upon payment in full to any party indemnified hereunder of any indemnities contained in this Section 13 by Lessee, Lessee shall be subrogated to all rights and remedies which such indemnified party has or may have against manufacturers of the relevant Item or any other person. Lessor shall notify Lessee promptly of any such Loss and in no event later than 30 days after the Lessor has notice thereof.

      13.2.LESSEE'S RELEASE. Lessee hereby waives and releases any claim now or hereafter existing against any Indemnitee on account of any and all claims, demands, suits, causes of action and all legal proceedings, whether civil or criminal, damages, losses, liabilities (including, but not limited to, strict liability in tort), obligations, penalties, judgments or fines and other sanctions, and any costs and expenses in connection therewith, including reasonable legal fees and expenses of whatever kind and nature, which may result from or arise out of injury to or death of personnel of Lessee or its agents or contractors or loss or damage to property of Lessee or the loss of use of any property which may result from or arise out of (a) the condition, use or operation during the Term of any Item of Equipment, either in the air or on the ground, or (b) any maintenance, service, repair, overhaul, possession, delivery, performance management, registration, control, return or testing of any Item during the Term, whether or not such Item is at the time in the possession of Lessee. The foregoing waiver and/or release shall not apply to injury, death, loss or damage solely resulting from (i) the gross negligence or wilful misconduct of such Indemnitee or (ii) the breach by Lessor of any representation or warranty contained in Section 5.1 above.

      13.3.CONTEST. If Lessee is not permitted to contest in its own name and if an Indemnitee is unable to assign to Lessee whatever right such Indemnitee may have to bring or defend such an action, then if requested by Lessee in writing, Lessor shall upon receipt of an opinion of Lessee's counsel stating that reasonable grounds exist to take the action requested, in good faith contest the validity, applicability or amount of any liability or loss which Lessor may incur as a result of its contesting an indemnified amount (an "Indemnified

Amount") by (a) resisting payment thereof, (b) not paying the same except under protest if protest is necessary and proper, or (c) if payment is made, using reasonable efforts to obtain a refund in appropriate administrative or judicial proceedings; provided, however, that Lessor need not contest the applicability of any such Indemnified Amount, if the matter in question is of a continuing nature and has previously been resolved pursuant to the provisions of this
Section 13.3.

      13.4.REPAYMENT. If an Indemnitee shall obtain a repayment of any Indemnified Amount paid by Lessee, such Indemnitee shall, so long as there exists no Event of Default, promptly pay to Lessee the amount of such repayment, together with the amount of any interest received by such Indemnitee on account of such repayment.

      13.5.PAYMENT. Subject to the provisions of Section 13.3 hereof, Lessee shall pay directly to each party indemnified hereunder all amounts due under this Section 13 within 30 days of the receipt of notice that such payment is due.

SECTION 14.     LIENS.

      Lessee shall not, directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Item of Equipment or any interest therein, except Permitted Liens. Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time with respect to any Item of Equipment. As Lessor may reasonably request from time to time due to changes in applicable law or changes in other circumstances Lessee shall provide Lessor with the written opinion of independent counsel reasonably satisfactory to Lessor or other written evidence satisfactory to Lessor to the effect that, based upon an examination of the documents of the Lessee and the records of the FAA and any other documents deemed necessary, and subject to the accuracy of such records, no Liens exist against the Aircraft or any Engine except Permitted Liens (and specifying which, if any, such Permitted Liens exist).

SECTION 15.     RETURN OF AIRCRAFT AND RECORDS.

      On the expiration or earlier termination of this Lease, the Aircraft and the Aircraft Records shall be returned to Lessor in accordance with the provisions of Exhibit F hereto, all of which shall be deemed incorporated by reference as though set forth in full herein. This Section 15 shall not limit any rights or remedies under Section 17 hereof. Any references in this Lease to
Section 15 shall be deemed to refer to this Section 15 and Exhibit D.

SECTION 16.     EVENTS OF DEFAULT.

      The following events shall constitute Events of Default:

           a. Lessee shall fail to make any payment of Basic Rent on the day the same is due hereunder or fails to make any payment of Supplemental Rent within three Business Days of the date when due hereunder; or

           b. Lessee shall fail to procure and maintain any insurance required by Section 12 hereof or Lessee shall operate the Aircraft at any time when insurance required by Section 12 shall not be in effect or in an area excluded from such insurance cover; or

           c. Lessee shall fail to perform or observe in any material respect any other of the covenants, conditions, or agreements to be performed or observed by it hereunder and such failure shall continue for a period in excess of 30 days from the date written notice is received from the Lessor requiring the same to be remedied, or if such failure can not be remedied within this time period, failure to have taken all reasonable measures, so that it could be remedied immediately thereafter; or

           d. Any representation or warranty made by Lessee herein or in any document or certificate furnished Lessor in connection herewith or pursuant hereto shall prove to have been incorrect in any material respect when made or deemed to be repeated; or

           e. Lessee shall default in the payment of any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of rent under any lease which has a principal amount of [ ]* Dollars ($[ ]*) or more determined in the case of borrowed money by the amount outstanding under the agreement pursuant to which such borrowed money was borrowed, in the case of a deferred purchase price by the remaining balance and in the case of a lease by the present discounted value of the remaining rent or hire payable thereunder (ignoring any fair market renewal) when the same becomes due if such nonpayment results in an acceleration of such indebtednessor any early termination or declaration of default under such lease, or Lessee shall default in the performance of any other term, agreement, or condition contained in any agreement or instrument under or by which any such obligation is created, evidenced or secured, if the effect of such default is to cause such obligation to become due prior to its stated maturity or to cause such lease to be early terminated or declared in default or;

           f. any consent, authorization, license or approval of or registration with or declaration to governmental or public bodies or authorities or courts required by the Lessee in order to perform its obligations under any of the Lessee Documents is not granted or is revoked or terminated or expires and is not replaced or reinstated in full force and effect within thirty (30) days thereafter; or

           g. a creditor attaches or takes possession of a material part of the assets or revenues of the Lessee and such attachment is not discharged within sixty (60) days; or

           h. the Lessee suspends payment of its debts or becomes or is judicially determined to be insolvent or unable to pay its debts as they fall due or commences negotiations with its creditors generally with a view to the re-adjustment or re-scheduling of all or part of its indebtedness or proposes or enters into any composition or other arrangement for the benefit of its creditors generally or any class of creditors commence proceedings in relation to the Lessee under any law, regulation or procedure relating to reconstruction or readjustment of debts and the same are not contested by Lessee; or

           i. the Lessee shall file a voluntary petition in bankruptcy or a voluntary petition seeking protection from creditors or reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Lessee in any such proceedings, or

           Lessee shall by voluntary petition, answer, or consent seek relief under the provisions of any bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or consents to the appointment of a receiver, trustee, liquidator of itself or a substantial part of its assets; or

           j. an order, judgment or decree is entered by any court, with or without the consent of the Lessee, appointing a receiver, trustee or liquidator for Lessee of all or any substantial part of its property, or all or any substantial part of the property of the Lessee is sequestered, and any such order, judgment or decree of appointment or sequestration remains in effect, undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof; or

           k. a petition against the Lessee in a proceeding under any bankruptcy, insolvency or other similar laws (as now or hereafter in effect) shall be filed, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Lessee any court of competent jurisdiction shall assume jurisdiction, custody or control of the Lessee, and such petition is not voluntarily or otherwise dismissed within sixty (60) days after the filing thereof; or

           l. the Lessee suspends or ceases or threatens in writing to suspend or cease to carry on its business such that the ability of Lessee to perform its obligations under the Lessee Documents may reasonably be expected to be materially adversely affected; or

           m. all or substantially all of the assets or revenues of the Lessee are seized, nationalized, expropriated or compulsorily acquired by or under the authority of any government; or

           n. the Lessee threatens to dispose of all or substantially all of its assets, whether by one or a series of transactions, related or not, other than for the purpose of a reconstruction or amalgamation the terms of which have received the previous consent in writing of the Lessor and such disposition would have a material adverse effect on the ability of the Lessee to perform its obligations under the Lessee Documents;

           o. the Lessee ceases to be a Certificated Air Carrier or ceases to hold a United States Air Carrier License or Certificate under Part 121 of the FAR (or any successor provision) or Certificate under
           Section 41101 of Title 49 of the United States Code (or any successor provision); or

           p. Lessee voluntarily suspends all of its airline operations or substantially all the franchises, concessions, permits and rights required for the conduct of the business and operations of Lessee are revoked, cancelled or otherwise terminated or Lessee ceases to be a certificated commercial air carrier under Section 1110(a) of the Bankruptcy Code; or

           q. Judgment for the payment of money in excess of $[ ]* is rendered against Lessee by a court of competent jurisdiction and enforceable against Lessee's assets and the same shall remain undischarged for a period of 30 days during which execution of such judgment shall not be effectively stayed; or

           r. Lessee fails to accept delivery of either Aircraft when validly tendered to it pursuant to this Lease; or

           s. The existence, validity, enforceability or priority of the rights of Lessor as owner and lessor of the Aircraft or the rights of any Mortgagees as mortgagees are challenged by Lessee or any other person claiming by or through Lessee.


SECTION 17.     RIGHTS AND REMEDIES.

      17.1.REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default and at any time thereafter, so long as Lessee shall not have remedied all outstanding Events of Default, Lessor may exercise one or more of the following remedies with respect to any or all of the Items of Equipment as Lessor, in its sole discretion, shall elect, to the extent available and permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

           a. Subject to Section 4.4, apply all or any portion of the Security Deposit to Lessor's damages attributable to such Event of Default or to the costs of curing such Event of Default; provided, however the Event of Default shall continue until the Security Deposit is restored to its original amount.

           b. Terminate this Lease and demand that Lessee, and Lessee shall upon written demand of Lessor and at Lessee's expense, forthwith return all items of Equipment to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of,
           Section 15 hereof as if the items of Equipment were being returned at the end of the Term; or Lessor may enter upon the premises where the items of Equipment are located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability for or by reason of such entry or taking of possession whether for the restoration of damage to property caused by such taking or otherwise.

           c. Proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease and to recover damages for the breach thereof.

           d. In addition to all other legal and equitable rights of Lessor, upon notice to Lessee, Lessor may, following an Event of Default lease the Aircraft to any third party upon such commercially reasonable terms and conditions as Lessor may determine and apply the rental therefrom to any amounts due to Lessor as provided herein.

           The total proceeds of such lease less expenses of Lessor (including attorneys' fees), to the extent actually received and retained by Lessor, shall be applied to the total amount due to Lessor as provided herein and Lessee shall immediately pay to Lessor any deficiency.

           e.  On the  date  on  which  the  Lessor  shall  become  entitled  to repossession of the Aircraft, Lessor, in addition to all other remedies herein provided, may by notice to Lessee, demand that Lessee pay, and Lessee shall pay, on the first Basic Rent payment date following said notice, (1) any due and unpaid Basic Rent and Supplemental Rent, together with interest at the Incentive Rate from the due date to the date the same are paid, and (2) as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the difference between (i) the sum of all remaining payments of Basic Rent falling due hereunder after the date of said notice, discounted to the date of said notice at seven percent per annum on a monthly basis (and assuming that the remaining payments of Basic Rent shall be in identical amounts as that payment falling due immediately prior to the Event of Default), and (ii) the Fair Rental Value (as determined by an independent aviation appraiser of recognized standing selected by Lessor) of the Aircraft for the remaining Term, discounted at the same rate and frequency specified in (i) above; provided, however, if Lessor has already leased the Aircraft as permitted by Section 17.1(d) above, the rental specified in said lease shall be conclusive as to the "fair market rentals".

      17.2.FURTHER RIGHTS. Lessee shall be liable for any and all unpaid Rent and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of any Item in accordance with the terms of Section 15 hereof or in placing such Item in the condition and with airworthiness certificates as required by said Section.

      17.3.REMEDIES  CUMULATIVE.  Except  as  otherwise  expressly  provided  in
Section 17.1 hereof, no remedy referred to in this Section 17 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor or any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or further Event of Default.


SECTION 18.     MISCELLANEOUS.

      18.1.CONSTRUCTION AND APPLICABLE LAW. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. The captions in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

           This Lease shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance, but not including the choice of law provisions thereof.

      18.2.NOTICES. All notices provided for herein shall be in writing and shall be deemed to have been given when delivered personally or when telexed or telefaxed and receipt confirmed and shall be deemed to have been received five days after deposit in the United States mail, first class postage prepaid, addressed as follows:
      If to Lessee:       Western Pacific Airlines, Inc.
                       2864 South Circle Drive, Suite 1100
                           Colorado Springs, CO 80906
                          Attn: Chief Financial Officer
                             Telefax: (719) 527-7480

      If to Lessor:       GATX Third Aircraft Corporation
                       Four Embarcadero Center, Suite 2200
                     San Francisco, California 94111
                       Attn: Air Portfolio Administration
                    Telefax: (415) 955-3424 or (415) 955-3444

or to such other address as any party may designate for itself by written notice to the other party.

      18.3.LESSOR'S RIGHT TO PERFORM. If Lessee fails to perform any of its obligations hereunder, Lessor may discharge such obligation, and the amount of the expenses of Lessor incurred in connection with such discharge shall be deemed Supplemental Rent, payable by Lessee upon demand.

      18.4.ASSIGNMENT BY LESSOR. Lessor shall have the absolute right to transfer or assign to any person, firm, corporation or other entity any or all of Lessor's rights, obligations, benefits and interests under this Lease, including, without limitation, the right to receive Rent or any other payment due under this Lease, the right to transfer or assign title to any Item of Equipment or to transfer or assign the right to purchase any item of Equipment and the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the occurrence of an Event of Default, or to do any and all other things which Lessor is or may become entitled to do under this Lease; PROVIDED, HOWEVER, that Lessor shall not have the right, without Lessee's prior written consent, to transfer or assign any or all of its rights, title or interest in the Aircraft or this Lease to United Airlines, Delta Air Lines, Southwest Airlines, or American Airlines; and, PROVIDED FURTHER that any transferee of Lessor's entire interest shall be an entity with a net worth of at least $[ ]*, and, PROVIDED FURTHER that no such assignment by Lessor shall have any impact on Lessee's maintenance or operation of the Aircraft. Lessee acknowledges that, if Lessor should sell or transfer to a third party all of Lessor's interest under this Lease and in the items of Equipment, Lessor shall thereupon be relieved of all of its obligations hereunder and Lessor's transferee shall succeed to all of Lessor's rights, interests and obligations under this Lease as though Lessor's transferee had been the initial lessor hereunder; provided, however, that, in the event of a transfer or assignment of a security interest in any item of Equipment Lessor shall remain liable hereunder. Any assignment, pledge or other conveyance, for security or otherwise, of this Lease by Lessor shall be subject to Lessee's rights under this Lease and shall not be effective unless and until Lessee shall have been given notice of such assignment identifying the assignee or transferee hereof. No assignment or transfer permitted hereby shall increase Lessee's financial obligations to Lessor hereunder, nor shall it serve to otherwise increase in any material respect Lessee's obligations when compared with those obligations which would have arisen had such assignment or transfer not occurred, or serve to decrease Lessee's rights, hereunder.

      18.5.SERVICE OF PROCESS; WAIVER OF IMMUNITIES. Lessee (a) irrevocably submits itself to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County, of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of this Lease or any other Lease Document, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby, brought by Lessor or its successor, subrogees or assigns; and (b) irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or United States Federal court. Lessee consents to service of process in any suit, action or other proceeding arising out of this Lease or the subject matter hereof or any of the transactions contemplated hereby in such New York State or United States Federal courts and irrevocably designates and appoints the person specified in Section 5.2(g) hereof (herein referred to as "Agent"), as its attorney-in-fact to receive service of process in such action, suit or proceeding, it being agreed that service upon such attorney-in-fact shall constitute valid service upon Lessee and its successors and assigns. Lessee agrees that (x) the sole responsibilities of Agent shall be to receive such process, to send a copy of any such process so received to Lessee at the address of Lessee set forth in
Section 18.2 above, or at the last address filed in writing by Lessee with Agent, and to give prompt telefax notice of receipt thereof to Lessee at such address and (y) Agent shall have no responsibility for the receipt or nonreceipt by Lessee of such process, nor for any performance or nonperformance by Lessee or Lessor or their respective successors or assigns. Lessee agrees to pay to Agent such compensation as shall be agreed upon from time to time for services hereunder. Lessee agrees that its submission to jurisdiction and its designation of Agent set forth above is made for the express benefit of Lessor and its successors, subrogees and assigns. Lessee agrees that a final judgment against Lessee in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, a certified or true copy of which final judgment shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of Lessee therein described. Nothing in this Section 18.6 shall affect the right of Lessor, or its successors, subrogees or assigns to serve legal process in any other manner permitted by law or affect the right of Lessor, or its successors, subrogees or assigns, to bring any action or proceeding against Lessee or its property in the courts of other jurisdictions. In the event of the transfer of all or substantially all the assets and business of Agent to any other corporation, by consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for Agent with the same effect as if named herein in place of Agent. Lessee agrees that so long as this Lease shall be in effect, Lessee shall maintain a duly appointed agent for the service of summonses and other legal processes in New York City and shall give Lessor written notice prior to any change of address for such agent.

      18.6.EXPENSES. Each party shall bear its own expenses in connection with the negotiation and documentation of this Lease and the other Lease Documents, except that Lessee shall be solely responsible for the fees, if any, due
Newcourt Capital and for the fees and expenses of William C. Boston and Associates, special FAA counsel to Lessor. In any action or proceeding between Lessor and Lessee to enforce the terms of this Lease, the prevailing party shall be entitled to recover its costs and expenses, including attorneys' and experts' fees and expenses, incurred in connection with such action or proceeding. If there is less than a full recovery the court or arbitrator shall determine the "prevailing party" for purposes of this Section.

      18.7.ARBITRATION. Except for a failure of Lessee to pay Rent hereunder, any dispute hereunder shall be submitted to binding arbitration in the City of New York before an arbitrator mutually acceptable to Lessor and Lessee under the rules of the American Arbitration Association. If Lessor and Lessee are unable to agree upon a single arbitrator, they shall each appoint one arbitrator and the two so selected shall select a third. All arbitrators shall be selected within 30 days after written demand by either party. Prior to commencing any arbitration proceeding the parties agree to meet in person, on not less than two Business Days notice, in New York and make a good faith effort to resolve their differences. In any such dispute the prevailing party shall be entitled to recover its costs and expenses, including legal fees and expenses, in addition to any other recovery or award. If there is less than a full recovery, the court or arbitrator, as the case may be, shall determine the prevailing party for purposes of this Section 18.8.

      18.8.SURVIVAL. The representations, warranties, covenants, agreements and indemnities of Lessee and Lessor set forth in this Lease, and Lessee's and Lessor's obligations hereunder, shall survive the expiration or other termination of this Lease to the extent required for full performance and satisfaction thereof, but in any case for two years after the return of the Aircraft.

      18.9.ENTIRE AGREEMENT; COUNTERPARTS. This Lease and the Certificate of Acceptance executed pursuant hereto constitute the entire agreement between Lessor and Lessee regarding the Aircraft and there are no other prior or contemporaneous written or oral understandings with regard to the subject matter hereof. At least three counterparts of this Lease have been executed by the parties hereto, each of which shall be deemed to be an original, but all of which taken together shall constitute a single agreement.

      18.10. SUCCESSORS AND ASSIGNS. This Lease shall be binding on and shall inure to the benefit of Lessee, Lessor and their respective successors and permitted assigns.

      18.11. FURTHER ASSURANCES. Each party hereto shall, at its respective expense, promptly and duly execute and deliver to the other party such further documents and promptly take such further action not inconsistent with the terms hereof as the other party may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease or to perfect and protect the rights and, with respect to Lessor, remedies created or intended to be created hereunder.

      18.12BANKRUPTCY, SECTION 1110.It is the intention of the parties that the provisions of 11 U.S.C. Section 1110 and any analogous section of the Federal bankruptcy laws, as amended from time to time shall be applicable to the interests of the Lessor in the Aircraft and to any right of the Lessor to take possession of the Aircraft in compliance with this Agreement. The parties agree that this Agreement is intended to by a true lease for Federal income tax purposes.



           IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized officers as of the date first above written.


                        GATX THIRD AIRCRAFT CORPORATION,
                     as Lessor


                       By: _______________________________
                      Title:_______________________________


                     WESTERN PACIFIC AIRLINES, INC.,
                     as Lessee


                     By:____________________________
                        Its:_____________________________




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